                                                                   EXHIBIT 10.10

                                                                [EXECUTION COPY]



================================================================================



                                U.S. $173,500,000


                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT,


                           dated as of March 24, 2000

                  (amending and restating the Credit Agreement
                          dated as of August 11, 1997)


                                      among


                                PERF-O-LOG, INC.,

                                as the Borrower,


                           W-H ENERGY SERVICES, INC.,

                                 as the Parent,


                         VARIOUS FINANCIAL INSTITUTIONS,

                                 as the Lenders,


                                       and


                            DLJ CAPITAL FUNDING, INC.

                    as the Syndication Agent for the Lenders.


                 ----------------------------------------------


                                LEAD ARRANGED BY

                            DLJ CAPITAL FUNDING, INC.



================================================================================

                                TABLE OF CONTENTS



SECTION                                                                                                        PAGE
-------                                                                                                        ----
ARTICLE I

              DEFINITIONS AND ACCOUNTING TERMS
1.1.          Defined Terms.......................................................................................3
1.2.          Use of Defined Terms...............................................................................38
1.3.          Cross-References...................................................................................38
1.4.          Accounting and Financial Determinations............................................................38

ARTICLE II

              COMMITMENTS, BORROWING PROCEDURES AND NOTES
2.1.          Commitments........................................................................................39
                  2.1.1.   Term Loan Commitments.................................................................39
                  2.1.2.   Revolving Loan Commitment and Swing Line Loan Commitment..............................41
                  2.1.3.   Letter of Credit Commitment...........................................................41
                  2.1.4.   Lenders Not Permitted or Required To Make Loans.......................................42
                  2.1.5.   Issuer Not Permitted or Required to Issue Letters of Credit...........................43
2.2.          Reduction of Commitment Amounts....................................................................43
                  2.2.1.   Optional..............................................................................43
                  2.2.2.   Mandatory.............................................................................43
2.3.          Borrowing Procedures and Funding Maintenance.......................................................44
                  2.3.1.   Term Loans and Revolving Loans........................................................44
                  2.3.2.   Swing Line Loans......................................................................44
2.4.          Continuation and Conversion Elections..............................................................45
2.5.          Funding............................................................................................46
2.6.          Issuance Procedures................................................................................46
                  2.6.1.   Other Lenders' Participation..........................................................46
                  2.6.2.   Disbursements; Conversion to Revolving Loans..........................................47
                  2.6.3.   Reimbursement.........................................................................47
                  2.6.4.   Deemed Disbursements..................................................................47
                  2.6.5.   Nature of Reimbursement Obligations...................................................48
2.7.          Notes..............................................................................................49
2.8.          Registered Notes...................................................................................49

ARTICLE III

              REPAYMENTS, PREPAYMENTS, INTEREST AND FEES
3.1.          Repayments and Prepayments; Application............................................................49
                  3.1.1.   Repayments and Prepayments............................................................49
                  3.1.2.   Application...........................................................................51
3.2.          Interest Provisions................................................................................52
                  3.2.1.   Rates.................................................................................52
                  3.2.2.   Post-Maturity Rates...................................................................52
                  3.2.3.   Payment Dates.........................................................................52


SECTION                                                                                                        PAGE
-------                                                                                                        ----
3.3.          Fees...............................................................................................53
                  3.3.1.   Commitment Fee........................................................................53
                  3.3.2.   Agents' and Lead Arranger's Fees......................................................53
                  3.3.3.   Letter of Credit Face Amount Fee......................................................53
                  3.3.4.   Letter of Credit Issuing Fee..........................................................53
                  3.3.5.   Amendment Fee.........................................................................54

ARTICLE IV

              CERTAIN LIBO RATE AND OTHER PROVISIONS
4.1.          LIBO Rate Lending Unlawful.........................................................................54
4.2.          Deposits Unavailable...............................................................................54
4.3.          Increased LIBO Rate Loan Costs, etc................................................................54
4.4.          Funding Losses.....................................................................................55
4.5.          Increased Capital Costs............................................................................55
4.6.          Taxes..............................................................................................55
4.7.          Payments, Computations, etc........................................................................57
4.8.          Sharing of Payments................................................................................57
4.9.          Setoff.............................................................................................58
4.10.         Replacement of Lenders.............................................................................58
4.11.         Use of Proceeds....................................................................................59

ARTICLE V

              CONDITIONS PRECEDENT
5.1.          Conditions to the extension of Additional Term F Loans.............................................59
                  5.1.1.   Resolutions, etc......................................................................59
                  5.1.2.   Delivery of Additional Term F Notes...................................................59
                  5.1.3.   Affirmation and Consent...............................................................59
                  5.1.4.   Additional Term F Funding Date Certificates...........................................59
                  5.1.5.   Solvency, etc.........................................................................60
                  5.1.6.   Litigation............................................................................60
                  5.1.7.   Material Adverse Effect...............................................................60
                  5.1.8.   Opinions of Counsel...................................................................60
                  5.1.9.   Fees, Expenses, etc...................................................................60
5.2.          All Credit Extensions..............................................................................60
                  5.2.1.   Compliance with Warranties, No Default, etc...........................................60
                  5.2.2.   Credit Extension Request..............................................................61
                  5.2.3.   Satisfactory Legal Form...............................................................61



SECTION                                                                                                        PAGE
-------                                                                                                        ----
ARTICLE VI

              REPRESENTATIONS AND WARRANTIES
6.1.          Organization, etc. ................................................................................61
6.2.          Due Authorization, Non-Contravention, etc. ........................................................62
6.3.          Government Approval, Regulation, etc. .............................................................62
6.4.          Validity, etc. ....................................................................................62
6.5.          Financial Information..............................................................................63
6.6.          No Material Adverse Effect.........................................................................63
6.7.          Litigation, Labor Controversies, etc. .............................................................63
6.8.          Subsidiaries; Investments..........................................................................63
6.9.          Ownership of Properties............................................................................64
6.10.         Taxes..............................................................................................64
6.11.         Pension and Welfare Plans..........................................................................64
6.12.         Environmental Warranties...........................................................................64
6.13.         Regulations U and X................................................................................66
6.14.         Accuracy of Information............................................................................66
6.15.         Solvency...........................................................................................66
6.16.         Mobile Assets; Leasehold Mortgages, etc. ..........................................................66
6.17.         Year 2000..........................................................................................67

ARTICLE VII

              COVENANTS
7.1.          Affirmative Covenants..............................................................................67
                  7.1.1.   Financial Information, Reports, Notices, etc. ........................................67
                  7.1.2.   Compliance with Laws, etc. ...........................................................69
                  7.1.3.   Maintenance of Properties.............................................................69
                  7.1.4.   Insurance.............................................................................69
                  7.1.5.   Books and Records.....................................................................70
                  7.1.6.   Environmental Covenant................................................................70
                  7.1.7.   Future Subsidiaries...................................................................70
                  7.1.8.   Future Leased Property and Future Acquisitions of Real Property; Future
                           Acquisition of Other Property.........................................................71
                  7.1.9.   Hedging Obligations...................................................................72
                  7.1.10.  Use of Proceeds, etc. ................................................................72
                  7.1.11.  Mortgages, etc. ......................................................................73
                  7.1.12.  Mobile Assets, etc. ..................................................................73
                  7.1.13.  Wells Fargo LC........................................................................73
                  7.1.14.  Perfection of Foreign Subsidiary Pledge...............................................74
7.2.          Negative Covenants.................................................................................74
                  7.2.1.   Business Activities...................................................................74
                  7.2.2.   Indebtedness..........................................................................74
                  7.2.3.   Liens.................................................................................76


SECTION                                                                                                        PAGE
-------                                                                                                        ----
                  7.2.4.   Financial Covenants...................................................................77
                  7.2.5.   Investments...........................................................................78
                  7.2.6.   Restricted Payments, etc. ............................................................79
                  7.2.7.   Capital Expenditures, etc. ...........................................................81
                  7.2.8.   Consolidation, Merger, etc. ..........................................................82
                  7.2.9.   Asset Dispositions, etc. .............................................................82
                  7.2.10.  Modification of Certain Agreements....................................................82
                  7.2.11.  Transactions with Affiliates..........................................................83
                  7.2.12.  Negative Pledges, Restrictive Agreements, etc. .......................................83
                  7.2.13.  Sale and Leaseback....................................................................83
                  7.2.14.  Accounting Changes....................................................................83
                  7.2.15.  Subsidiaries..........................................................................83

ARTICLE VIII

              EVENTS OF DEFAULT
8.1.          Listing of Events of Default.......................................................................84
                  8.1.1.   Non-Payment of Obligations............................................................84
                  8.1.2.   Breach of Warranty....................................................................84
                  8.1.3.   Non-Performance of Certain Covenants and Obligations..................................84
                  8.1.4.   Non-Performance of Other Covenants and Obligations....................................84
                  8.1.5.   Default on Other Indebtedness.........................................................84
                  8.1.6.   Judgments.............................................................................84
                  8.1.7.   Pension Plans.........................................................................85
                  8.1.8.   Control of the Borrower...............................................................85
                  8.1.9.   Bankruptcy, Insolvency, etc. .........................................................85
                  8.1.10.  Impairment of Security, etc. .........................................................86
                  8.1.11.  Subordinated Debt.....................................................................86
8.2.          Action if Bankruptcy...............................................................................86
8.3.          Action if Other Event of Default...................................................................86

ARTICLE IX

              THE AGENTS
9.1.          Actions............................................................................................87
9.2.          Funding Reliance, etc. ............................................................................87
9.3.          Exculpation........................................................................................87
9.4.          Successor..........................................................................................88
9.5.          Loans or Letters of Credit Issued by the Issuer....................................................88
9.6.          Credit Decisions...................................................................................88
9.7.          Copies, etc. ......................................................................................88


SECTION                                                                                                        PAGE
-------                                                                                                        ----
ARTICLE X

              MISCELLANEOUS PROVISIONS
10.1.         Waivers, Amendments, etc. .........................................................................89
10.2.         Notices............................................................................................90
10.3.         Payment of Costs and Expenses......................................................................90
10.4.         Indemnification....................................................................................91
10.5.         Survival...........................................................................................92
10.6.         Severability.......................................................................................92
10.7.         Headings...........................................................................................92
10.8.         Execution in Counterparts, Effectiveness, etc. ....................................................92
10.9.         Governing Law; Entire Agreement....................................................................92
10.10.        Successors and Assigns.............................................................................92
10.11.        Sale and Transfer of Loans and Notes; Participations in Loans and Notes............................93
                  10.11.1.             Assignments...............................................................93
                  10.11.2.             Participations............................................................94
                  10.11.3.             Assignment of Registered Notes............................................95
10.12.        Other Transactions.................................................................................95
10.13.        Parent Guaranty....................................................................................95
                  10.13.1.             Guaranty..................................................................95
                  10.13.2.             Acceleration of Parent Guaranty...........................................96
                  10.13.3.             Guaranty Absolute, etc. ..................................................96
                  10.13.4.             Reinstatement, etc. ......................................................97
                  10.13.5.             Waiver, etc. .............................................................97
                  10.13.6.             Postponement of Subrogation, etc. ........................................97
                  10.13.7.             Successors, Transferees and Assigns; Transfers of Notes, etc. ............98
10.14.        Independence of Covenants..........................................................................98
10.15.        Forum Selection and Consent to Jurisdiction........................................................98
10.16.        Waiver of Jury Trial...............................................................................99


ANNEX I             -      Scheduled Principal Repayments

SCHEDULE I          -      Disclosure Schedule
SCHEDULE II         -      Notice Information; Lending Offices; Percentages Relating to Additional Term F
                           Loans

EXHIBIT A-1         -      Form of Revolving Note
EXHIBIT A-2         -      Form of Swing Line Note
EXHIBIT B-1         -      Form of Term A Note
EXHIBIT B-2         -      Form of Term B Note
EXHIBIT B-3         -      Form of Delayed Term Note
EXHIBIT B-4         -      Form of Term C Note
EXHIBIT B-5         -      Form of Term D Note
EXHIBIT B-6         -      Form of Term E Note
EXHIBIT B-7         -      Form of Existing Term F Note
EXHIBIT B-8         -      Form of Additional Term F Note
EXHIBIT B-9         -      Form of Registered Note
EXHIBIT C           -      Form of Borrowing Request
EXHIBIT D           -      Form of Issuance Request
EXHIBIT E           -      Form of Continuation/Conversion Notice
EXHIBIT F-1         -      Form of Borrower Additional Term F Funding Date Certificate
EXHIBIT F-2         -      Form of Parent Additional Term F Funding Date Certificate
EXHIBIT G           -      Form of Compliance Certificate
EXHIBIT H           -      Form of Affirmation and Consent of Obligors
EXHIBIT I           -      Form of Solvency Certificates
EXHIBIT J           -      Form of Lender Assignment Agreement

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 24, 2000, among PERF-O-LOG, INC., a Texas corporation (the "Borrower"), W-H ENERGY SERVICES, INC., a Texas corporation (the "Parent"), the various financial institutions as are or may become parties hereto (each individually, a "Lender" and collectively, the "Lenders"), DLJ CAPITAL FUNDING, INC. ("DLJ"), as syndication agent (the "Syndication Agent"), and BNY ASSET SOLUTIONS LLC, as administrative agent (the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Parent is primarily engaged through its various Subsidiaries (including the Borrower) in the business of providing rental equipment and specialized services and products in the oil and gas exploration and production and the refining/petrochemical industries; and

         WHEREAS, pursuant to an Agreement and Plan of Recapitalization, dated as of August 11, 1997 (as so originally executed and delivered, the "Stock Purchase Agreement"), among the Parent, the stockholders of the Parent named therein and W-H Investment, L.P. (the "Purchaser"), and a Subscription Agreement, dated as of August 11, 1997 (as so originally executed and delivered, the "Subscription Agreement"), between the Parent and the Purchaser, (a) the Parent was recapitalized (the "Recapitalization") and (b) in connection therewith, the Purchaser (i) acquired (the "Acquisition") 92.1% of the issued and outstanding shares of Capital Stock of the Parent, and (ii) redeemed all outstanding warrants and stock options of the Parent, for an aggregate cash consideration (exclusive of assumed indebtedness of the Parent) equal to $61,500,000; and

         WHEREAS, on the date (the "Initial Closing Date") of the initial Credit Extension under the Existing Credit Agreement (as defined below), in connection with the Acquisition, the Parent refinanced certain existing indebtedness of the Parent of an amount not exceeding $17,000,000 (the "Refinancing"); and

         WHEREAS, on the Initial Closing Date, in connection with the Transaction (as defined below), the Parent (i) issued $24,000,000 of 12.5% senior subordinated notes due September 15, 2007 (the "Parent Senior Subordinated Notes") to MCIT PLC (whose successor is JZ Equity Partners plc) ("MCIT") (the "Parent Note Issuance"), (ii) issued to the Borrower a $46,500,000 promissory note (the "Parent Promissory Note"), including a $500,000 promissory note (the "LC Promissory Note"), each of which is senior to the Parent Senior Subordinated Notes (the issuance of the Parent Promissory Note and the LC Promissory Note, collectively, the "Promissory Notes Issuance") and (iii) issued 220,000 shares of common stock for an aggregate value of $12,045,000 (the "Stock Issuance"); and

         WHEREAS, the aggregate amount necessary to consummate the Transaction, and to pay related reasonable fees and expenses, excluding cash support for the Wells Fargo LC as contemplated hereby, did not exceed $84,000,000; and

         WHEREAS, on the Initial Closing Date the Borrower intended to make certain capital expenditures and/or Targeted Acquisitions; and

         WHEREAS, pursuant to the Credit Agreement, dated as of August 11, 1997 (as originally executed, the "Original Credit Agreement" and, as amended by Amendment No. 1, as amended and restated pursuant to the Amended and Restated Credit Agreement, dated as of April 15, 1998 (the "First Amended and Restated Credit Agreement"), as amended and restated by the Second Amended and Restated Credit Agreement, dated as of July 24, 1998 (the "Second Amended and Restated Credit Agreement"), as amended by the First Amendment and the Second Amendment, and as amended and restated by the Third Amended and Restated Credit Agreement, dated as of March 26, 1999 (the "Third Amended and Restated Credit Agreement") and as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"), among the Borrower, the Parent, certain financial institutions from time to time parties thereto (collectively, the "Existing Lenders"), the Syndication Agent and the Administrative Agent, in order to consummate the Acquisition, the Refinancing and the Recapitalization (the Acquisition, the Refinancing, the Recapitalization, the Parent Note Issuance, the Promissory Notes Issuance, Stock Issuance, the initial Credit Extension on the Initial Closing Date and any and all transactions related thereto are collectively referred to as the "Transaction"), and to provide for the ongoing working capital and general corporate needs of the Borrower and its Subsidiaries (after giving effect to the Transaction) (including Capital Expenditures, Permitted Acquisitions and the Funded Acquisitions), the Borrower obtained from the Existing Lenders, on the terms and conditions set forth in the Existing Credit Agreement, (a) a Term A Loan Commitment; (b) a Term B Loan Commitment;
(c) a Term C Loan Commitment; (d) a Term D Loan Commitment; (e) a Term E Loan Commitment; (f) an Existing Term F Loan Commitment; (g) a Delayed Term Loan Commitment; (h) a Revolving Loan Commitment (to include availability for Revolving Loans, Letters of Credit and Swing Line Loans); (i) a Letter of Credit Commitment (which is a sub-facility of the Revolving Loan Commitment); and (j) a Swing Line Loan Commitment (which is a sub-facility of the Revolving Loan Commitment); and

         WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated in its entirety to become effective and binding on the Borrower pursuant to the terms of this Agreement, and the Lenders that are required to give their consent in connection with such amendment and restatement pursuant to Section 10.1 of the Existing Credit Agreement have agreed (subject to the terms of this Agreement) to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by the necessary parties to the Existing Credit Agreement that (a) the commitments which the Existing Lenders have agreed to extend to the Borrower under the Existing Credit Agreement shall be extended or advanced upon the amended and restated terms and conditions contained in this Agreement, and (b) any outstanding credit extensions made and other Obligations outstanding under the Existing Credit Agreement shall be governed by and deemed to be outstanding under the amended and restated terms and conditions contained in this Agreement, with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto, other than for accrued fees and expenses, and indemnification provisions, accrued and owing under the terms of the Existing Credit Agreement on or prior to the date hereof or arising under the terms of the Existing Credit Agreement);

         WHEREAS, all Loans and other Obligations shall continue to be and shall be fully guaranteed pursuant to the Parent Guaranty and the Subsidiary Guaranty and fully secured by, among other things, the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and the Parent Pledge Agreement;

         WHEREAS, in connection with the Pathfinder Acquisition, the Borrower made Borrowings of Existing Term F Loans on March 26, 1999, April 20, 1999 and May 26, 1999 in an aggregate principal amount of $15,000,000 which loans shall continue to remain outstanding hereunder in accordance with the terms hereof (including such terms relating to the amortization thereof (including Section 3.1.1));

         WHEREAS, in connection with the Pathfinder Acquisition, the Borrower issued $35,000,000 of senior subordinated notes due April 1, 2006, (the "Borrower Senior Subordinated Notes") to DLJ Merchant Banking Partners II, L.P. and/or its Affiliates ("DLJMB");

         WHEREAS, in connection with the ongoing working capital and general corporate needs of the Borrower, the Borrower desires to obtain Additional Term F Loan Commitments from the Fourth Amended and Restated Effective Date to the Term F Loan Commitment Termination Date pursuant to which Borrowings of Additional Term F Loans will be made to the Borrower on or after the Fourth Amendment Effective Date to the Term F Loan Commitment Termination Date in an aggregate original principal amount not to exceed $18,500,000, with the proceeds of such Additional Term F Loans to be used for the purposes set forth in Section 7.1.10;

         NOW, THEREFORE, the parties hereto hereby agree to amend and restate the Existing Credit Agreement, and the Existing Credit Agreement is hereby amended and restated, as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Acquisition" is defined in the second recital.

         "Acquisition Arrangements" means with respect to the Transaction, any Targeted Acquisition or any Permitted Acquisition, (i) any non-recurring compensation expense related to repurchase options, warrants and restricted shares associated therewith or (ii) any deferred or contingent acquisition consideration (including stock appreciation rights, phantom stock, non-competition agreements and earn-out agreements and other equity incentive or bonus arrangements); provided, however, that for purposes of calculating Excess Cash Flow on any date, "Acquisition Arrangement" shall not exceed $3,000,000 in the aggregate after taking into account all other Acquisition Arrangements included in calculating Excess Cash Flow on any prior date.

         "Additional Term F Funding Date" means each date (including the Additional Term F Initial Funding Date) that a Borrowing of Additional Term F Loans shall occur, which Borrowing shall occur on a Business Day occurring on or after the Fourth Amended and Restated Effective Date but prior to the Additional Term F Loan Commitment Termination Date.

         "Additional Term F Initial Funding Date" means the date of the initial Borrowing of Additional Term F Loans, which Borrowing shall occur on a Business Day occurring on or after the Fourth Amended and Restated Effective Date but prior to the Additional Term F Loan Commitment Termination Date.

         "Additional Term F Loan" is defined in clause (g)(v) of Section 2.1.1.

         "Additional Term F Loan Commitment" means, relative to any Lender, such Lender's obligation to make Additional Term F Loans pursuant to clause (g)(v) of
Section 2.1.1.

         "Additional Term F Loan Commitment Amount" means an amount not exceeding $18,500,000.

         "Additional Term F Loan Commitment Termination Date" means the earliest of

               (a) March 31, 2000; and

               (b) the date on which any Commitment Termination Event occurs.

         "Additional Term F Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit B-8 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Additional Term F Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Administrative Agent" means BNY Asset Solutions LLC, and each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.

         "AEI Acquisition" means the acquisition by Drill Motor Services, Inc., a direct, wholly-owned Subsidiary of the Borrower of all of the issued and outstanding shares of Capital Stock of Agri-Empresa, Inc., a Texas corporation, Agri-Empresa Transportation, Inc., a Texas corporation, Lonestar Distribution, Inc., a Texas corporation, and Superior Packaging & Distribution, Inc., a Texas corporation (collectively, "AEI").

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided, however, that neither MCIT nor DLJMB shall be deemed to be an "Affiliate" of the Parent, the Borrower or any of its Subsidiaries for purposes of this Agreement and the other Loan Documents.

         "Agents" means, collectively, the Syndication Agent and the Administrative Agent.

         "Agreement" means, on any date, this Fourth Amended and Restated Credit Agreement as originally in effect on the Fourth Amended and Restated Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of (i) the rate of interest in effect for such day as publicly announced or established from time to time by the Administrative Agent or if not so publicly announced or established by the Administrative Agent, the prime rate as set forth in The Wall Street Journal on such date, and (ii) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

         "Amendment No. 1" means the First Amendment to the Credit Agreement, dated as of November 26, 1997, among the Borrower, the Lenders signatory thereto, and the Agents.

         "Annualized" means, (i) with respect to the end of the first full Fiscal Quarter of the Borrower to occur after the Initial Closing Date, the applicable amount for such Fiscal Quarter multiplied by four, (ii) with respect to the second Fiscal Quarter of the Borrower to occur after the Initial Closing Date, the sum of the applicable amount for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two, and (iii) with respect to the third Fiscal Quarter of the Borrower to occur after the Initial Closing Date, the sum of the applicable amount for such Fiscal Quarter and the immediately preceding two Fiscal Quarters multiplied by 1.3333.

         "Applicable Commitment Fee" means, (i) in respect of the Delayed Term Loan Commitment, at all times, a fee which shall accrue at a rate of 1/2 of 1% per annum; and (ii) in respect of the Revolving Loan Commitment (a) at all times from the Initial Closing Date through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter following the Initial Closing Date is delivered or required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, a fee which shall accrue at a rate of 1/2 of 1% per annum, and (b) for each day thereafter, a fee which shall accrue at a rate per annum determined by reference to the Leverage Ratio for the Fiscal Quarter last ended and the applicable percentage per annum set forth below under the column entitled "Applicable Commitment Fee":



                                                 Applicable
Leverage Ratio                                 Commitment Fee
--------------                                 --------------
greater than or
equal to 4.5:1                                     0.500%

greater than or
equal to 3.5:1 and
less than 4.5:1                                    0.425%

greater than or
equal to 2.75:1 and
less than 3.5:1                                    0.375%

greater than or
equal to 2.25:1 and
less than 2.75:1                                   0.300%

less than 2.25:1                                   0.250%

The Leverage Ratio used to compute the Applicable Commitment Fee shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section
7.1.1. Changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective as of the end of the Fiscal Quarter immediately preceding the delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1; provided, however, that if the Borrower fails to deliver a Compliance Certificate within the number of days required pursuant to clause (c) of Section 7.1.1, the Applicable Commitment Fee for the period from and including the first day after the date on which such Compliance Certificate as required to be delivered to, but not including the date of the delivery thereof shall conclusively be equal to 0.500%; provided, further, however, that in the event such Compliance Certificate indicates a Leverage Ratio that would result in an Applicable Commitment Fee which is less than the Applicable Commitment Fee that is then in effect pursuant to the immediately preceding proviso, then (A) such lesser Applicable Commitment Fee shall be deemed to be in effect for all purposes of this Agreement for such period and (B) if the Borrower shall have made any payment in respect of fees during such period, then, on the next Quarterly Payment Date, an amount shall be deducted from the fees then otherwise payable in an amount which equals the difference between the amount of fees so paid and the amount of fees that would otherwise have been paid based on such new Leverage Ratio.

         "Applicable Margin" means at all times during the applicable periods set forth below,

               (a) with respect to the unpaid principal amount of each Term B Loan, Term C Loan and Delayed Term Loan maintained as (i) a Base Rate Loan, 2.50% per annum and (ii) a LIBO Rate Loan, 3.75% per annum;

               (b) with respect to the unpaid principal amount of each Term D Loan and each Term E Loan maintained as (i) a Base Rate Loan, 3.00% per annum and (ii) a LIBO Rate Loan, 4.25% per annum;

               (c) with respect to the unpaid principal amount of each Term F Loan maintained as (i) a Base Rate Loan, 3.25% per annum and (ii) a LIBO Rate Loan, 4.50% per annum; and

               (d) with respect to the unpaid principal amount of each Revolving Loan, each Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate Loan) and each Term A Loan maintained as (i) a Base Rate Loan, (x) from the Initial Closing Date through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter following the Initial Closing Date is delivered or required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, 1.50% per annum, and (y) thereafter, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", and (ii) a LIBO Rate Loan, (x) from the Initial Closing Date through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter following the Initial Closing Date is delivered or required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, 2.75% per annum, and (y) thereafter, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans":

           APPLICABLE MARGIN FOR REVOLVING LOANS, SWING LINE LOANS AND
                                  TERM A LOANS

---------------------------------------------------------------------------------------------

                                                        Applicable               Applicable
                                                      Margin For Base         Margin For LIBO
                 Leverage Ratio                         Rate Loans                Rate Loans
------------------------------------------            ----------------        ---------------
greater than or equal to 4.50:1                            2.00%                    3.25%

less than 4.50:1 and greater than or equal
to 3.50:1                                                  1.50%                    2.75%

less than 3.50:1 and greater than or equal
to 2.75:1                                                  1.00%                    2.25%

less than 2.75:1 and greater than or equal
to 2.25:1                                                  0.50%                    1.75%

less than 2.25:1                                            0.0%                    1.25%


The Leverage Ratio used to compute the Applicable Margin for Revolving Loans, Swing Line Loans and Term A Loans shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1. Changes in the Applicable Margin for Revolving Loans, Swing Line Loans or Term A Loans resulting from a change in the Leverage Ratio shall become effective as of the end of the Fiscal Quarter immediately preceding the delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1; provided, however, that if the Borrower fails to deliver a Compliance Certificate within the number of days required pursuant to clause (c) of Section 7.1.1, the Applicable Margin for the period from and including the first day after the date on which such Compliance Certificate as required to be delivered to, but not including the date of the delivery thereof shall conclusively be equal to, in the case of the Applicable Margin for Base Rate Loans, 2.00% and, in the case of the Applicable Margin for LIBO Rate Loans, 3.25%; provided further, however, that in the event such Compliance Certificate indicates a Leverage Ratio that would result in an Applicable Margin which is less than the Applicable Margin that is then in effect pursuant to the immediately preceding proviso, then (A) such lesser Applicable Margin shall be deemed to be in effect for all purposes of this Agreement for such period and
(B) if the Borrower shall have made any payment in respect of interest during such period, then, on the next date that interest in respect of the applicable Loan is due pursuant to Section 3.2.3, an amount shall be deducted from the interest then otherwise payable in an amount which equals the difference between the amount of interest so paid and the amount of interest that would otherwise have been paid based on such new Leverage Ratio.

Notwithstanding anything in this definition to the contrary, the Applicable Margin for all Loans will increase by 0.25% on each of (x) October 1, 2000 and
(y) April 1, 2001, until the consummation by the Parent of an Initial Public Offering resulting in gross proceeds of at least $50,000,000.

         "Approved Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Assignee Lender" is defined in Section 10.11.1.

         "Authorized Officer" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Agents and the Lenders pursuant to Section 5.1.1.

         "Base Financial Statements" means, collectively, (a) the audited consolidated income and cash flow statements and balance sheets of the Parent and its Subsidiaries for each of the Fiscal Years ended September 30, 1994, September 30, 1995, September 30, 1996 and December 31, 1997 and (b) the unaudited consolidated income and cash flow statements and balance sheets of the Parent and its Subsidiaries for the nine Fiscal Months ended September 30, 1998, in each case, as delivered to the Agents from time to time as required by this Agreement.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "Borrower" is defined in the preamble.

         "Borrower 2000 PIK Notes" means the senior subordinated notes issued pursuant to Section 7.2.6(b), in substantially the form described in the Borrower Senior Subordinated Notes Waiver, which shall be non-cash interest bearing, payment-in-kind promissory notes, including any further payment-in-kind notes issued as interest thereon, having a final maturity date equal to or later than any existing Borrower Senior Subordinated Notes.

         "Borrower Additional Term F Funding Date Certificate" means a certificate of an Authorized Officer of the Borrower substantially in the form of Exhibit F-1 hereto, delivered pursuant to Section 5.1.4.

         "Borrower Note Purchase Agreement" means the subscription agreement, dated as of March 26, 1999, between the Borrower, the Parent and DLJMB, as amended through the date hereof in compliance with Section 7.2.10.

         "Borrower Pledge Agreement" means the Pledge Agreement executed and delivered by an Authorized Officer of the Borrower pursuant to the Original Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrower Security Agreement" means the Security Agreement executed and delivered by an Authorized Officer of the Borrower pursuant to the Original Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrower Senior Subordinated Debt" means the Borrower Senior Subordinated Notes, together with the principal amount of all "PIK Notes" (as defined in the Borrower Note Purchase Agreement) and Borrower 2000 PIK Notes issued by the Borrower.

         "Borrower Senior Subordinated Debt Documents" means the Borrower Note Purchase Agreement, the Indenture relating to the Borrower Senior Subordinated Debt, the Registration Rights Agreement, the Subscription Agreement, and each other document or instrument executed and delivered from time to time pursuant thereto by the Borrower, the Parent or any Subsidiary, whether or not specifically mentioned therein.

         "Borrower Senior Subordinated Notes" is defined in the eleventh recital and includes, without limitation, the Borrower Senior Subordinated Notes Waiver.

         "Borrower Senior Subordinated Notes Waiver" means the Amendment and Waiver to Senior Subordinated Notes due 2006 of Perf-O-Log, Inc., dated as of March 24, 2000.

         "Borrowing" means Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by the relevant Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.1.

         "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

         "Business Day" means

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York or Houston, Texas; and

                  (b) relative to making, continuing, converting into, Interest Periods with respect to and payments of principal and interest in respect of, LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

         "Capital Expenditures" means, with respect to any Person for any period, the sum (without duplication) of

                  (a) the aggregate amount of all expenditures of such Person and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

                  (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period;

provided, however, that "Capital Expenditures" shall not include for any period (without duplication), (i) if expended within one year of receipt of the applicable proceeds, expenditures for the purchase of replacement assets using the proceeds of insurance or condemnation; (ii) if expended within one year of receipt of the applicable proceeds the amount of expenditures for the purchase of replacement assets relating to "lost-in-hole" assets or damaged beyond repair or not returned, in each case using proceeds received in respect of such loss; and (iii) with respect to the trade-in of replaced assets, the trade-in value of such assets.

         "Capital Stock" means, with respect to any Person, (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate or capital stock, including, without limitation, shares of preferred or preference stock of such Person, (ii) all partnership interests (whether general or limited) in such Person, (iii) all member interests or other limited liability company interests in such Person, and (iv) all other equity or ownership interests in such Person of any other type.

         "Capitalized Lease Liabilities" means with respect to any Person for any applicable period, all monetary obligations of such Person and its Subsidiaries determined on a consolidated basis under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Cash Equivalent Investment" means, at any time:

               (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;


               (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

                    (i) a corporation (other than an Affiliate of any Obligor)
               organized under the laws of any state of the United States or of the District of Columbia and rated at least A-l by S&P's or P-l by Moody's, or

                    (ii) any Lender (or its holding company);

               (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

                    (i) a commercial banking institution that is a member of the
               Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

                    (ii) any Lender;


               (d) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in clause (c)(i)) which

                    (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through
               (c); and

                    (ii) has a market value at the time such repurchase
               agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder; or

               (e) money market funds (x) with a commercial banking institution of the stature referred to in clause (c)(i), (y) having no restrictions on liquidation rights and (z) whose sole investments are comprised of investments permitted under clauses (a) through (d).

         "Casualty Event" means the damage, destruction or condemnation, as the case may be, of any property of the Borrower or any of its Subsidiaries.

         "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Subsidiaries in connection therewith.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List.

         "Change in Control" means

               (a)(i) the failure of the "Jordan Investors" (as defined in the Subscription Agreement as in effect on the Initial Closing Date) to own, free and clear of all Liens or other encumbrances, 51% of the outstanding shares of voting Capital Stock of the Parent on a fully diluted basis (other than as a result of (A) one or more Initial Public Offerings, (B) a widely distributed private placement of such Capital Stock that does not provide any special director designation or special election rights or other special corporate governance rights to the holders of such shares or (C) the existence or exercise of any warrant, option or other entitlement held by DLJMB to purchase or own voting Capital Stock of the Parent) and/or (ii) any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange
          Act) shall at any time have acquired direct or indirect beneficial ownership of a percentage of the outstanding voting Capital Stock of the Parent that exceeds in the aggregate the percentage of such Capital Stock then beneficially owned, directly or indirectly, by the Jordan Investors;

               (b) the failure of the Jordan Investors to have (i) after any Initial Public Offering or widely distributed private placement referred to above, the right to elect a majority of directors who are not independent directors of the Parent, and provided that no other Person or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) shall at any time have acquired the direct or indirect right to elect a greater number of directors, or (ii) at any other time the right to elect a majority of the board of directors of the Parent;

               (c) the failure of the Parent to own, free and clear of all Liens (other than Liens permitted under Section 7.2.3(a)) or other encumbrances, 100% of the outstanding shares of voting Capital Stock of the Borrower on a fully diluted basis; or

               (d) the failure of the Borrower to own, free and clear of all Liens (other than Liens permitted under Section 7.2.3(a)) or other encumbrances, (i) 100% of the outstanding shares of voting Capital Stock of any Subsidiary Guarantor existing as of August 11, 1997 on a fully diluted basis or (ii) at least 80% of the outstanding shares of voting Capital Stock of any other Subsidiary Guarantor on a fully diluted basis.

         "Chief Financial Authorized Officer" means, as the context may require, the chief financial Authorized Officer of the Parent or the Borrower.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Commitment" means, as the context may require, (i) a Lender's Letter of Credit Commitment, Revolving Loan Commitment, Term A Loan Commitment, Term B Loan Commitment, Term C Loan Commitment, Term D Loan Commitment, Term E Loan Commitment, Existing Term F Loan Commitment, Additional Term F Loan Commitment or Delayed Term Loan Commitment or (ii) the Swing Line Lender's Swing Line Loan Commitment.

         "Commitment Amount" means, as the context may require, the Letter of Credit Commitment Amount, the Revolving Loan Commitment Amount, the Term A Loan Commitment Amount, the Term B Loan Commitment Amount, the Term C Loan Commitment Amount, the Term D Loan Commitment Amount, the Term E Loan Commitment Amount, the Existing Term F Loan Commitment Amount, the Additional Term F Loan Commitment Amount, the Delayed Term Loan Commitment Amount or the Swing Line Loan Commitment Amount.

         "Commitment Termination Date" means, as the context may require, the Revolving Loan Commitment Termination Date, the Term A Loan Commitment Termination Date, the Term B Loan Commitment Termination Date, the Term C Loan Commitment Termination Date, the Term D Loan Commitment Termination Date, the Term E Loan Commitment Termination Date, the Existing Term F Loan

         Commitment Termination Date, the Additional Term F Loan Commitment Termination Date or the Delayed Term Loan Commitment Termination Date.

         "Commitment Termination Event" means

               (a) the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Borrower or any Subsidiary; or

               (b) the occurrence and continuance of any other Event of Default and either (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or (ii) in the absence of such declaration, the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "Compliance Certificate" means a certificate duly completed and executed by the Chief Financial Authorized Officer of the Borrower, substantially in the form of Exhibit G hereto.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Credit Extension" means, as the context may require


               (a) the making of any Loan by a Lender, or

               (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by any Issuer.

         "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

         "Current Assets" means, on any date with respect to any Person, without duplication, all assets (other than cash) which, in accordance with GAAP consistently applied, would be included as current assets on a consolidated balance sheet of such Person and its Subsidiaries at such date as current assets.

         "Current Liabilities" means, on any date with respect to any Person, without duplication, all amounts which, in accordance with GAAP (consistently applied), would be included as current liabilities on a consolidated balance sheet of such Person and its Subsidiaries at such date, excluding current maturities of Indebtedness.

         "Debt" means, without duplication, the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the nature referred to in clauses (a), (b) (to the extent of any unreimbursed drawings under letters of credit), (c) and (f) (limited to the amount of the recourse to the property in respect thereof, but excluding all operating leases) of the definition of "Indebtedness" plus (without duplication) the aggregate amount of all Contingent Liabilities to the extent covering or supporting the principal amount of any such Indebtedness.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Delayed Term Loan" is defined in clause (b) of Section 2.1.1.

         "Delayed Term Loan Commitment" means, relative to any Lender, such Lender's obligation to make Delayed Term Loans pursuant to clause (b) of Section 2.1.1.

         "Delayed Term Loan Commitment Amount" means $15,000,000.


         "Delayed Term Loan Commitment Termination Date" means the earliest of


               (a) October 31, 1997, if no Term Loans have been made on or prior to such date;

               (b) the six month anniversary of the Initial Closing Date;

               (c) the date on which the Delayed Term Loan Commitment is terminated in full or reduced to zero pursuant to Section 2.2; and

               (d) the date on which any Commitment Termination Event occurs.

         "Delayed Term Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit B-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Delayed Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Disbursement" is defined in Section 2.6.2.

         "Disbursement Date" is defined in Section 2.6.2.

         "Disbursement Due Date" is defined in Section 2.6.2.

         "Disclosure Schedule" means the Disclosure Schedule attached as
Schedule I to the Third Amended and Restated Credit Agreement, as such Disclosure Schedule may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Required Lenders.

         "DLJ" is defined in the preamble.

         "DLJMB" is defined in the eleventh recital.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Domestic Office" means, relative to any Lender, the office of such Lender designated as such as set forth opposite its name on Schedule II hereto under the applicable column heading or as set forth in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

         "EBITDA" means, with respect to the Borrower and its Subsidiaries for any applicable period, the sum (without duplication), determined on a consolidated basis, of

               (a) Net Income,

plus

               (b) the amount deducted in determining Net Income representing non-cash charges, including depreciation and amortization,

plus

               (c) the amount deducted in determining Net Income representing income tax expense (whether paid or deferred),

plus

               (d) the amount deducted in determining Net Income representing Interest Expense,

plus

               (e) the amount deducted in determining Net Income representing Non-Recurring Costs,

plus

               (f) for any applicable period ending during any Fiscal Quarter ending on or about any date set forth below, the respective amounts set forth below opposite such date:



                   Date                                                Amount
-------------------------------------------                          -----------
March 31, 1999                                                       $14,000,000

June 30, 1999                                                        $10,500,000

September 30, 1999                                                   $ 7,000,000

December 31, 1999                                                    $ 3,500,000

March 31, 2000 and thereafter                                        $      0.00




minus

               (g) an amount equal to all non-cash credits included in determining Net Income,

minus

               (h) Restricted Operating Payments made during such period to the extent not deducted from Net Income.

         "Environmental Laws" means all applicable federal, state or local statutes, laws (including common law), ordinances, codes, rules, regulations, permits, licenses, administrative authorizations, guidelines, and requirements (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "Event of Default" is defined in Section 8.1.

         "Excess Cash Flow" means, with respect to the Borrower and its Subsidiaries for any applicable period, the excess (if any), of

               (a) EBITDA for such applicable period;

over

               (b) the sum, without duplication, for such applicable period on a consolidated basis of

                    (i) the cash portion of Interest Expense (net of cash
               interest or investment income) actually paid during such applicable period;

         plus

                    (ii) scheduled payments and optional and mandatory
               prepayments, to the extent actually made, of the principal amount of the Term Loans or any other term Debt (including payments under Capitalized Lease Liabilities), and mandatory prepayments of the principal amount of the Revolving Loans pursuant to
               Section 3.1.1 in connection with
               a permanent reduction of the Revolving Loan Commitment Amount, in each case for such applicable period;

         plus

                    (iii) all federal, state and foreign income taxes actually paid in cash during such applicable period;


         plus

                    (iv) Capital Expenditures actually made during such
               applicable period pursuant to Section 7.2.7 (excluding Capital Expenditures constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness permitted pursuant to
               Section 7.2.2(e) to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance the acquisition of such assets);

         plus

                    (v) the amount of the net increase (or minus in the case of a net decrease) of Current Assets over Current Liabilities of the Borrower and its Subsidiaries for such applicable period;

         plus

                    (vi) Investments permitted and actually made pursuant to
               clauses (d) and (h) of Section 7.2.5 during such applicable period and payments actually made pursuant to Acquisition Arrangements;

         plus

                    (vii) Restricted Tax Payments and Restricted Parent Payments
               actually made pursuant to clause (d)(i) or (iii) of Section 7.2.6 during such applicable period;

minus

               (c) with respect to the calculation of Excess Cash Flow for the 1999 Fiscal Year only, $3,500,000.

         "Existing Credit Agreement" is defined in the seventh recital.

         "Existing Lenders" is defined in the seventh recital.

         "Existing Term F Loan" is defined in clause (f) of Section 2.1.1.

         "Existing Term F Loan Commitment" means, relative to any Lender, such Lender's obligation to make Term F Loans pursuant to clause (f) of Section 2.1.1.

         "Existing Term F Loan Commitment Amount" means $15,000,000.

         "Existing Term F Loan Commitment Termination Date" means the earliest of

               (a) March 31, 1999, if the Existing Term F Loans have not been made on or prior to such date;

               (b) the Term F Closing Date (immediately after the making of the Existing Term F Loans on such date); and


               (c) the date on which any Commitment Termination Event occurs.

         "Existing Term F Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit B-7 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Existing Term F Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

               (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

               (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" means the confidential fee letter, dated as of August 11, 1997, among the Borrower, the Agents under the Original Credit Agreement and the Lead Arranger.

         "Filing Agent" is defined in Section 5.1.20.

         "Filing Statements" is defined in Section 5.1.20.

         "First Amended and Restated Credit Agreement" is defined in the seventh recital.

         "First Amendment" means Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated as of August 20, 1998, among the Borrower, the Lenders signatory thereto, and the Agents.

         "Fiscal Month" means any fiscal month of a Fiscal Year of the Borrower.

         "Fiscal Quarter" means any quarter of a Fiscal Year of the Borrower.

         "Fiscal Year" means, (i) at all times on or prior to December 31, 1996, any period of twelve consecutive calendar months ending on September 30, and all references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1996 Fiscal Year") refer to the Fiscal Year ending on the September 30 occurring during such calendar year, and (ii) at all times after December 31, 1996, any period of twelve consecutive calendar months ending on December 31, and all references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1997 Fiscal Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

         "Fixed Charge Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of

               (a) EBITDA for all such Fiscal Quarters,

to

               (b) the sum (without duplication) of

                    (i) Capital Expenditures actually made during all such
               Fiscal Quarters pursuant to Section 7.2.7;

         plus

                    (ii) the cash portion of Interest Expense (net of cash
               interest income or investment income) for all such Fiscal
               Quarters;

         plus

                    (iii) all scheduled payments of principal, to the extent
               actually made, of the Term Loans and other term Debt (including the principal portion of any Capitalized Lease Liabilities) during all such Fiscal Quarters;

         plus

                    (iv) all federal, state and foreign income taxes and
               Restricted Tax Payments of the type set forth in clause (i) of the definition thereof actually paid in cash during all such Fiscal Quarters;

provided that if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more acquisitions (including Permitted Acquisitions and the Funded Acquisitions), the Fixed Charge Coverage Ratio for such period shall be calculated on a Pro Forma Basis as if each such acquisition had been incurred, on the first day of such period.

         "Form UCC-1" is defined in Section 5.1.10(a).

         "Form UCC-3" is defined in Section 5.1.10(b).

         "Form UCC-11" is defined in Section 5.1.10(c).

         "Fourth Amended and Restated Effective Date" means the date this Agreement becomes effective pursuant to Section 10.8.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Funded Acquisitions" means, collectively, (a) the Targeted Acquisitions, (b) the GSI Acquisition, (c) the AEI Acquisition and (d) the Pathfinder Acquisition.

         "GAAP" is defined in Section 1.4.

         "GSI Acquisition" means the acquisition by Drill Motor Services, Inc., a direct, wholly-owned Subsidiary of the Borrower, of all of the issued and outstanding shares of Capital Stock of Grinding & Sizing Company, Inc., a Texas corporation, Reliable Equipment, Inc., a Texas corporation, and Houston Bagging and Blending, Inc., a Texas corporation (collectively, "GSI").

         "Guaranty" means, as the context may require, the Parent Guaranty and/or the Subsidiary Guaranty.

         "Hazardous Material" means

               (a) any "hazardous substance", as defined by CERCLA;

               (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

               (c) any petroleum product; or

               (d) any pollutant, contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

         "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

               (a) which is of a "going concern" or similar nature;

               (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

               (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under
          Section 7.2.4.

         "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indebtedness" of any Person means, without duplication:

               (a) all obligations of such Person for borrowed money or for the deferred purchase price of property or services, and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

               (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

               (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

               (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

               (e) net liabilities of such Person under all Hedging Obligations;

               (f) whether or not so included as liabilities in accordance with GAAP, all Indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including Indebtedness arising under conditional sales or other title retention agreements but excluding ordinary course operating leases), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse; and

               (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

         "Indemnified Liabilities" is defined in Section 10.4.

         "Indemnified Parties" is defined in Section 10.4.

         "Initial Closing Date" is defined in the third recital.

         "Initial Effective Date" means the date on which the Existing Credit Agreement became effective pursuant to the terms thereof, which date occurred on August 11, 1997.

         "Initial Public Offering" means (i) a primary underwritten public offering of the voting Capital Stock of the Parent, other than any public offering or sale pursuant to a registration statement on Form S-8 or a comparable form or (ii) a private placement of the Capital Stock of the Parent.

         "Integrity Warrants" means warrants for the issuance of Capital Stock of the Parent issued in connection with the Targeted Acquisition of Integrity Industries, Inc.

         "Interest Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

                  (a) EBITDA for all such Fiscal Quarters;

to

                  (b) the cash portion of Interest Expense for all such Fiscal Quarters (calculated with respect to the first three Fiscal Quarters following the Initial Closing Date on an Annualized basis);

provided that if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more acquisitions (including Permitted Acquisitions and the Funded Acquisitions), the Interest Coverage Ratio for such period shall be calculated on a Pro Forma Basis as if each such acquisition had been made on the first day of such period.

         "Interest Expense" means, for any applicable period, the aggregate consolidated interest expense of the Borrower and its Subsidiaries for such applicable period, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense, but excluding (to the extent included in interest expense) up-front fees and expenses and other deferred financing costs incurred in connection with the Transaction, the Targeted Acquisitions or any Permitted Acquisitions.

         "Interest Period" means, as to any LIBO Rate Loan, the period commencing on the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan and ending on the date which is one, two, three, six or, if then generally available to all Lenders having a Revolving Loan Commitment, nine or twelve months thereafter, in each case as the Borrower may select in its Borrowing Request or its Conversion/Continuation Notice; provided, however, that

                  (a) no more than 10 Interest Periods shall be in effect at any one time;

                  (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                  (c) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall extend to the next following Business Day, unless the result of such extension would be to carry such Interest Period into the next calendar month, in which case such Interest Period shall end on the preceding Business Day; and

                  (d) no Interest Period for any Loan may extend beyond the Stated Maturity Date for such Loan.

         "Investment" means, relative to any Person, (i) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers, directors and employees (or individuals acting in similar capacities) made in the ordinary course of business) and (ii) any ownership or similar interest held by such Person in any other Person. The amount of any Investment shall be the original principal amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person).

         "Issuance Request" means a Letter of Credit request and certificate duly executed by the Chief Executive, accounting or Financial Authorized Officer of the Borrower, in substantially the form of Exhibit D attached hereto.

         "Issuer" means such Lender or Lenders as may be designated from time to time by the Syndication Agent, or any other Lender that has agreed to issue one or more Letters of Credit at the request of the Syndication Agent (which shall, at the Borrower's request, notify the Borrower from time to time of the identity of such other Lender).

         "Jordan Investors" means the Purchaser and its partners and their respective Affiliates, family members and trusts for the benefit of such partners and/or their family members.

         "LC Promissory Note" is defined in the fourth recital.

         "Lead Arranger" means DLJ Capital Funding, Inc.

         "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit J hereto.

         "Lenders" is defined in the preamble.

         "Lending Office" means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" or "Domestic Office" or "LIBOR Office", as the case may be, on Schedule II, or such other office or offices as such Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letter of Credit" is defined in Section 2.1.3.

         "Letter of Credit Commitment" means, with respect to the Issuer, the Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.3 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligation of such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

         "Letter of Credit Commitment Amount" means, on any date, a maximum amount of $3,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

                  (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise);

plus

                  (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "Leverage Ratio" means, at the end of any Fiscal Quarter, the ratio of

                  (a) total Debt of the Borrower and its Subsidiaries on a consolidated basis outstanding at such time (excluding the Borrower 2000 PIK Notes);

to

                  (b) EBITDA for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date;

provided that if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more acquisitions (including Permitted Acquisitions and the Funded Acquisitions), the Leverage Ratio for such period shall be calculated (on a Pro Forma Basis) as if each such acquisition had been made on the first day of such period.

         "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest per annum determined by the Administrative Agent to be the arithmetic mean (rounded upward to the next 1/100 of 1%) of the rates of interest per annum at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, a LIBO Rate Loan by the Administrative Agent and having a maturity comparable to such Interest Period would be offered to the Administrative Agent in the London interbank market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

         "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

         "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, the rate of interest per annum (rounded upwards to the next 1/100 of 1%) determined by the Administrative Agent as follows:

            LIBO Rate                           LIBO Rate
                               =     -------------------------------
         (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

         The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be adjusted automatically as to all LIBO Rate Loans then outstanding as of the effective date of any change in the LIBOR Reserve Percentage.

         "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such as set forth opposite its name on Schedule II hereto under the applicable column heading or as set forth in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender (or any successor or assign of such Lender) as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

         "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the F.R.S. Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the F.R.S. Board).

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment for collateral purposes, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

         "Loan" means, as the context may require, a Revolving Loan, a Term A Loan, a Term B Loan, a Term C Loan, a Term D Loan, a Term E Loan, a Term F Loan, a Delayed Term Loan, or a Swing Line Loan of any type.

         "Loan Document" means this Agreement, the Notes, the Letters of Credit, each Borrowing Request, each Issuance Request, the Fee Letter, each Pledge Agreement, the Guaranty, each Mortgage, each Security Agreement, each Patent Security Agreement, each Trademark Security Agreement, each Rate Protection Agreement and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein.

         "Management Option" means each option issued or issuable by the Parent to purchase up to 30,937.5 shares of Class A Common Stock of the Parent pursuant to the Parent's new management option plan.

         "Marketable Securities" means "marketable securities" as defined under GAAP.

         "Material Adverse Effect" means (a) a material adverse effect on the financial condition, operations, assets, business or properties of the Parent, the Borrower and their respective Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower or any other Obligor to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to each Issuer, the Agents or the Lenders under this Agreement or any other Loan Document.

         "MCIT" is defined in the fourth recital.

         "Mobile Assets" means vacuum trucks, wireline logging and perforating trucks, and other motor vehicles having a fair market value in excess of $100,000.

         "Modification No. 3" means Modification No. 3 to the Parent Note Purchase Agreement, dated as of March 24, 2000.

         "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

         "Mortgage" means, collectively, each mortgage, deed of trust or leasehold mortgage that may be executed and delivered pursuant to Section 7.1.11 of the Existing Credit Agreement, or Section 7.1.7 or Section 7.1.11 of this Agreement, in form and substance reasonably satisfactory to the Agents, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "MWD Royalty Agreement" is defined in Schedule I to the Original Credit Agreement.

         "Net Debt Proceeds" means, with respect to the incurrence, sale or issuance by the Borrower or any of its Subsidiaries of any Debt (other than Debt permitted by Section 7.2.2, including Refinancing Debt), the excess of:

                  (a) the gross cash proceeds received by such Person from such incurrence, sale or issuance,

over

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, including fees and expenses under the TJC Transaction Advisory Agreement, in each case actually incurred in connection with such incurrence, sale or issuance.

         "Net Disposition Proceeds" means, with respect to any sale, transfer or other disposition of any assets of the Borrower or any of its Subsidiaries (other than as permitted pursuant to clause (a) of Section 7.2.9 or the proviso in the definition of "Capital Expenditures"), the excess of:

                  (a) the gross cash proceeds when received by such Person from any such sale, transfer or other disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to such Person in respect thereof, over

                  (b) the sum (without duplication) of (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, including fees and expenses under the TJC Transaction Advisory Agreement, in each case actually incurred in connection with such sale, transfer or other disposition, (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrower or any of its Subsidiaries (in good faith) to be payable in cash in connection with such sale, transfer or other disposition, and (iii) payments made by the Borrower or any of its Subsidiaries to retire Indebtedness (other than the Loans) of such Person where payment of such Indebtedness is required in connection with such sale, transfer or other disposition;

provided, however, that if, after the payment of all taxes with respect to such sale, transfer or other disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in cash in respect of such sale, transfer or other disposition, the aggregate amount of such excess shall be immediately payable, pursuant to clause (b) of Section 3.1.1, as Net Disposition Proceeds.

         "Net Equity Proceeds" means, with respect to the sale or issuance by the Parent or any of its Subsidiaries to any Person (other than the Parent or its wholly-owned Subsidiaries) of any of its Capital Stock or any warrants or options with respect to its Capital Stock or the exercise of any such warrants or options after the Initial Closing Date (other than pursuant to any subscription agreement, incentive plan or similar arrangement with any officer, employee or director of the Parent or any of its Subsidiaries), the excess of:

                  (a) the gross cash proceeds received from such sale, exercise or issuance,

         over

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, including fees and expenses under the TJC Transaction Advisory Agreement, in each case actually incurred in connection with such sale or issuance.

         "Net Income" means, for any period, without duplication, the net income of the Borrower and its Subsidiaries for such period on a consolidated basis, excluding extraordinary gains and extraordinary losses.

         "Non-Recurring Costs" means (i) non-recurring restructuring charges and reserves and other extraordinary charges, (ii) non-recurring fees, expenses and non-capitalized financing costs incurred in connection with permitted Refinancing Debt or the Transaction, Targeted Acquisitions, or any Permitted Acquisitions and (iii) amounts paid during such period pursuant to any Acquisition Arrangements.

         "Non-U.S. Subsidiary" means any Subsidiary other than a U.S.
Subsidiary.

         "Note" means, as the context may require, a Revolving Note, a Term A Note, a Term B Note, a Term C Note, a Term D Note, a Term E Note, a Term F Note, a Delayed Term Note, a Swing Line Note or a Registered Note.

         "Obligations" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement and each other Loan Document.

         "Obligor" means the Borrower or any other Person (other than any Agent, any Issuer or any Lender) obligated under, or otherwise a party to, any Loan Document.

         "Organic Document" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Capital Stock.

         "Original Credit Agreement" is defined in the seventh recital.

         "Parent" is defined in the preamble.

         "Parent Additional Term F Funding Date Certificate" means a certificate of an Authorized Officer of the Parent substantially in the form of Exhibit F-2 hereto, delivered pursuant to Section 5.1.4.

         "Parent Guaranty" means the Obligations of the Parent undertaken pursuant to Section 10.13.

         "Parent 2000 PIK Notes" means the senior subordinated notes issued by the Parent, substantially in the form of Exhibits M and N to the Parent Note Purchase Agreement, which shall be non-cash interest bearing, payment-in-kind promissory notes, including any further payment-in-kind notes issued as interest thereon, having a final maturity date equal to or later than any existing Parent Senior Subordinated Notes.

         "Parent Note Issuance" is defined in the fourth recital.

         "Parent Note Purchase Agreement" means the purchase agreement, dated as of August 11, 1997, between the Parent and MCIT, as amended by Modification No. 3, and as otherwise amended prior thereto and after the date hereof in compliance with Section 7.2.10.

         "Parent Pledge Agreement" means the Pledge Agreement executed and delivered by an Authorized Officer of the Parent pursuant to the Original Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Parent Promissory Note" is defined in the fourth recital.

         "Parent Senior Subordinated Debt" means the Parent Senior Subordinated Notes, together with the principal amount of all "PIK Notes" (as defined in the Parent Note Purchase Agreement) and Parent 2000 PIK Notes issued by the Parent.

         "Parent Senior Subordinated Debt Documents" means the Parent Note Purchase Agreement, the Parent Senior Subordinated Debt, and each other document or instrument executed and delivered from time to time pursuant thereto by the Parent or any Subsidiary, whether or not specifically mentioned therein.

         "Parent Senior Subordinated Notes" is defined in the fourth recital.

         "Participant" is defined in Section 10.11.2.

         "Partnership Warrant" means the warrant to purchase at least 37,812.5 Series A Common Shares of the Parent pursuant to the Stock Purchase Agreement.

         "Patent Security Agreement" means any Patent Security Agreement executed and delivered by an Obligor in substantially the form of Exhibit A to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Pathfinder" means Pathfinder Energy Services, Inc., a Louisiana Corporation and a direct, wholly- owned Subsidiary of the Borrower.

         "Pathfinder Acquisition" means the acquisition by Pathfinder of substantially all of the assets of the proprietary logging-while-drilling and measurement-while-drilling business and related directional drilling technology and assets of Halliburton Energy Services, Inc., a Delaware corporation.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Percentage" means, relative to any Lender with respect to any Loans, the applicable percentage relating thereto set forth opposite such Lender's name on Schedule II hereto; provided that, in each case, "Percentage" shall also include, relative to any Lender, the applicable percentage relating to Revolving Loans, Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans or Delayed Term Loans, as the case may be, as set forth in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11. A Lender shall not have any Commitment to make Revolving Loans, Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans, Existing Term F Loans, Additional Term F Loans or Delayed Term Loans if its Percentage under the respective column heading is zero.

         "Permitted Acquisitions" is defined in clause (h) of Section 7.2.5.

         "Permitted Redemption" is defined in clause (j) of Section 7.1.10.

         "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Plan" means any Pension Plan or Welfare Plan.

         "Pledge Agreement" means, as the context may require, the Parent Pledge Agreement, the Borrower Pledge Agreement and/or the Subsidiary Pledge Agreement.

         "Pro Forma Balance Sheet" is defined in Section 5.1.12.

         "Pro Forma Basis" means for the purposes of determining the Interest Coverage Ratio, the Fixed Charge Coverage Ratio, the Leverage Ratio and Restricted Coverage Ratio, giving pro forma effect to (a) any acquisition or sale of a Person, business or asset, related incurrence, repayment or refinancing of Indebtedness or other related transactions, including any related restructuring charges in respect of restructurings, consolidations, compensation or headcount reductions or other cost savings which would otherwise be accounted for as an adjustment permitted by Regulation S-X under the Securities Act of 1933, as amended (the "Securities Act") or on a pro forma basis under GAAP, or
(b) any incurrence, repayment or refinancing of any Indebtedness and the application of the proceeds therefrom, in each case, as if such acquisition or sale and related transactions, restructurings, consolidations, cost savings, reductions, incurrence, repayment or refinancings were realized on the first day of the relevant period to the extent permitted by Regulation S-X under the Securities Act or on a pro forma basis under GAAP. Furthermore, in calculating the Interest Coverage Ratio, the Fixed Charge Coverage Ratio and Restricted Coverage Ratio (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the determination date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the determination date; (ii) if interest on any Indebtedness actually incurred on the determination date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the determination date will be deemed to have been in effect during the relevant period; and (iii) notwithstanding clause (i) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to interest rate swaps or similar interest rate protection Hedging Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

         "Promissory Notes Issuance" is defined in the fourth recital.

         "Purchaser" is defined in the second recital.

         "Quarterly Payment Date" means the last day of each March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day, commencing December 31, 1997.

         "Rate Protection Agreement" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower pursuant to the terms of this Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

         "Recapitalization" is defined in the second recital.

         "Recapitalization Documents" means the Stock Purchase Agreement, the Management Option and the Partnership Warrant.

         "Refinancing" is defined in the third recital.

         "Refinancing Debt" means Indebtedness incurred in any refinancing of any existing Indebtedness, provided that (a) with respect to the Borrower and the Parent (except to the extent specified in clause (b) below), any such refinancing has the following qualifications: any such refinancing Indebtedness has, as compared to such existing Indebtedness, (i) an equal or greater weighted-average life, (ii) an equal or greater maturity, (iii) a ranking equal to or lower than that of such existing Indebtedness, and (iv) terms and conditions (including those described in clauses (i) through (iii)), taken as a whole, no less favorable to the Lenders; and (b) with respect to any refinancing of any Senior Subordinated Debt, such refinancing shall be subject to the prior approval of the Agents and the Required Lenders as to the terms and conditions thereof (including the form and substance of the related documentation).

         "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.

         "Register" is defined in Section 2.8(b).

         "Registered Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit B-9 hereto or in such other form agreed to by the Borrower and the applicable Lender holding the Loans evidenced by such promissory note (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans or Revolving Loans, as the case may be, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Registered Noteholder" means any Lender that is entered in the Register as the holder of a Registered Note.

         "Registration Rights Agreement" means that certain Registration Rights Agreement dated as of March 26, 1999 as amended from time to time among the Borrower, the Parent, the guarantors party thereto and DLJMB.

         "Reimbursement Obligation" is defined in Section 2.6.3.

         "Release" means a "release", as such term is defined in CERCLA.

         "Required Lenders" means, at any time, (i) prior to the Initial Closing Date, Lenders having at least 51% of the sum of the Revolving Loan Commitments, Term A Loan Commitments, Term B Loan Commitments and Delayed Term Loan Commitments and (ii) on and after the Initial Closing Date, Lenders holding at least 51% of the Total Exposure Amount.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

         "Restricted Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of

                  (a) EBITDA for all such Fiscal Quarters,

to

                  (b) the sum (calculated with respect to the first three Fiscal Quarters following the Initial Closing Date on an Annualized basis) of

                           (i) the cash portion of Interest Expense (net of cash
                  interest income or investment income) for all such Fiscal Quarters;

         plus

                           (ii) Restricted Parent Payments payable in cash for
                  all such Fiscal Quarters;

provided that if, during any such period, the Borrower or any of its Subsidiaries shall have made one or more acquisitions (including Permitted Acquisitions and the Funded Acquisitions), the Restricted Coverage Ratio for such period shall be calculated on a Pro Forma Basis as if each such acquisition had been incurred, on the first day of such period.

         "Restricted Non-Operating Payments" means (i) advances in respect of the Promissory Notes Issuance and (ii) payments to purchase, redeem, acquire or otherwise retire for value shares of Capital Stock of the Parent held by employees of the Parent or any of its Subsidiaries, if any, or options on any such shares or related stock appreciation rights or similar securities owned by directors, officers or employees (or their estates or beneficiaries under estates), in all cases only upon death, disability, retirement, termination of employment or pursuant to the term of such stock option plan or other agreement under which shares of Capital Stock, options, related rights or similar securities were issued, in an aggregate amount from the Initial Closing Date not to exceed $3,000,000.

         "Restricted Operating Payments" means (i) general, overhead and administrative expenses and charges, including officer and employee compensation and auditor and other professional fees and expenses, and director fees and expenses, provided that such expenses and charges do not exceed $3,000,000 per annum for each Fiscal Year through Fiscal Year 1999 and $3,600,000 for the Fiscal Year 2000 and $4,500,000 for each Fiscal Year thereafter, (ii) director indemnitees and indemnitees (including related reimbursements) under the TJC Management Consulting Fee Agreement and the TJC Transaction Advisory Agreement,
(iii) payments of consulting fees specified in, permitted under and made pursuant to Section 2 of the TJC Management Consulting Fee Agreement and (iv) payments of fees specified in, permitted under and made pursuant to Section 2(a) of the TJC Transaction Advisory Agreement; and provided, further, that all such payments pursuant to clauses (iii) and (iv) above shall be subordinated expressly to the Obligations and payments pursuant to clause (iv) shall be excluded from "Restricted Operating Payments" for purposes of calculating EBITDA.

         "Restricted Parent Payments" means payments by the Borrower to the Parent that are promptly applied by the Parent to make interest payments next due and payable in respect of the Parent Senior Subordinated Debt in accordance with the Parent Senior Subordinated Debt Documents, including any payment in respect of payment-in-kind Parent Senior Subordinated Debt previously issued pursuant to the terms thereof.

         "Restricted Payments" is defined in Section 7.2.6(c).

         "Restricted Tax Payments" means (i) income taxes, provided that such payments do not exceed the lesser of (x) income taxes payable by the Parent and its Subsidiaries on a consolidated basis or (y) income taxes that would be payable by the Borrower and its Subsidiaries on a consolidated, stand-alone basis and (ii) franchise and similar taxes and charges relating to the Parent's corporate status and conduct of its business.

         "Revolving Loans" is defined in Section 2.1.2.

         "Revolving Loan Commitment" means, relative to any Lender, such Lender's obligation to make Revolving Loans pursuant to Section 2.1.2 and to issue (in the case of an Issuer) or participate in (in the case of all Lenders) Letters of Credit pursuant to Section 2.1.3 or Section 2.6.1.

         "Revolving Loan Commitment Amount" means, on any date, $20,000,000, as such amount may be reduced from time to time pursuant to Section 2.2; subject, however, to increase pursuant to Section 2.9.

         "Revolving Loan Commitment Termination Date" means the earliest of

                  (a) the fifth anniversary of the Initial Closing Date;

                  (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2;

                  (c) the date on which any Commitment Termination Event occurs; and

                  (d) October 31, 1997, if no Term Loans have been made on or prior to such date.

         "Revolving Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor thereto.

         "Second Amended and Restated Credit Agreement" is defined in the seventh recital.

         "Second Amendment" means Amendment No. 2 to the Second Amended and Restated Credit Agreement, dated as of November 12, 1998, among the Borrower, the Lenders thereto, and the Agents.

         "Secured Party" means, collectively, the Lenders, the Agents and all Affiliates of the Lenders which may be party to any Loan Document (including any Rate Protection Agreement).

         "Security Agreement" means, as the context may require, the Borrower Security Agreement and/or the Subsidiary Security Agreement.

         "Senior Subordinated Debt" means, collectively, (a) the Parent Senior Subordinated Debt and (b) the Borrower Senior Subordinated Debt.

         "Senior Subordinated Debt Documents" means, collectively, (a) the Parent Senior Subordinated Debt Documents and (b) the Borrower Senior Subordinated Debt Documents.

         "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and
(d) such Person is not engaged in business or a transaction, and such Person is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Stated Amount" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

         "Stated Expiry Date" is defined in Section 2.6.

         "Stated Maturity Date" means

                  (a) in the case of any Revolving Loan, August 11, 2002;

                  (b) in the case of any Term A Loan, August 11, 2002;

                  (c) in the case of any Term B Loan or Term C Loan, August 11, 2003;

                  (d) in the case of any Delayed Term Loan, August 11, 2003;

                  (e) in the case of any Term D Loan or Term E Loan, December 31, 2004; and

                  (f) in the case of any Term F Loan, June 30, 2005.

         "Stock Issuance" is defined in the fourth recital.

         "Stock Purchase Agreement" is defined in the second recital.

         "Subordinated Debt" means all unsecured Indebtedness of the Borrower for money borrowed which is subordinated, upon terms satisfactory to the Agents and the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

         "Subscription Agreement" is defined in the second recital.

         "Subsidiary" means, with respect to any Person, any corporation of which more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "Subsidiary Guarantor" means, on the Initial Closing Date, each U.S. Subsidiary of the Borrower, and thereafter, each U.S. Subsidiary of the Borrower that is required, pursuant to clause (a) of Section 7.1.7, to execute and deliver a supplement to the Subsidiary Guaranty.

         "Subsidiary Guaranty" means the Guaranty executed and delivered by an Authorized Officer of each Subsidiary Guarantor pursuant to the Original Credit Agreement, together with all supplements thereto executed and delivered by any Subsidiary Guarantor pursuant to clause (a) of Section 7.1.7, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Subsidiary Pledge Agreement" means the Pledge Agreement executed and delivered by an Authorized Officer of each Subsidiary Guarantor pursuant to the Original Credit Agreement, together with all supplements thereto executed and delivered by any Subsidiary Guarantor pursuant to clause (b) of Section 7.1.7, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Subsidiary Security Agreement" means the Security Agreement executed and delivered by an Authorized Officer of each Subsidiary Guarantor pursuant to the Original Credit Agreement, together with all supplements thereto executed and delivered by any Subsidiary Guarantor pursuant to clause (a) of Section 7.1.7, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Swing Line Lender" means a Lender to be designated by the Syndication Agent with the consent of the Borrower, if such Lender agrees to be the Swing Line Lender hereunder, in such Person's capacity to provide Swing Line Loans.

         "Swing Line Loan" is defined in clause (b) of Section 2.1.2.

         "Swing Line Loan Commitment" is defined in clause (b) of Section 2.1.2.

         "Swing Line Loan Commitment Amount" means, on any date, $2,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Swing Line Note" means a promissory note of the Borrower payable to the Swing Line Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Syndication Agent" is defined in the preamble.

         "Targeted Acquisitions" means, as the context may require, the acquisition by the Borrower, directly or indirectly through a Subsidiary, of all or substantially all of the assets or all of the outstanding Capital Stock of Integrity Industries, Inc. and/or Diamond Wireline Services, Inc.

         "Taxes" is defined in Section 4.6.

         "Term A Loan" is defined in clause (a)(i) of Section 2.1.1.

         "Term A Loan Commitment" means, relative to any Lender, such Lender's obligation to make Term A Loans pursuant to clause (a)(i) of Section 2.1.1.

         "Term A Loan Commitment Amount" means $20,000,000.

         "Term A Loan Commitment Termination Date" means the earliest of

                  (a) October 31, 1997, if the Term A Loans have not been made on or prior to such date;

                  (b) the Initial Closing Date (immediately after the making of the Term A Loans on such date); and

                  (c) the date on which any Commitment Termination Event occurs.

         "Term A Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit B-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term B Loan" is defined in clause (a)(ii) of Section 2.1.1.

         "Term B Loan Commitment" means, relative to any Lender, such Lender's obligation to make Term B Loans pursuant to clause (a)(ii) of Section 2.1.1.

         "Term B Loan Commitment Amount" means $40,000,000.

         "Term B Loan Commitment Termination Date" means the earliest of

                  (a) October 31, 1997, if the Term B Loans have not been made on or prior to such date;

                  (b) the Initial Closing Date (immediately after the making of the Term B Loans on such date); and

                  (c) the date on which any Commitment Termination Event occurs.

         "Term B Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit B-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term C Closing Date" means the date of the Borrowing of Term C Loans, which Borrowing shall occur on a Business Day occurring on or after the Amended and Restated Effective Date but prior to April 30, 1998.

         "Term C Loan" is defined in clause (c) of Section 2.1.1.

         "Term C Loan Commitment" means, relative to any Lender, such Lender's obligation to make Term C Loans pursuant to clause (c) of Section 2.1.1.

         "Term C Loan Commitment Amount" means $10,000,000.

         "Term C Loan Commitment Termination Date" means the earliest of

                  (a) April 30, 1998, if the Term C Loans have not been made on or prior to such date;

                  (b) the Term C Closing Date (immediately after the making of the Term C Loans on such date); and

                  (c) the date on which any Commitment Termination Event occurs.

         "Term C Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit B-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term D Closing Date" means the date of the Borrowing of Term D Loans, which Borrowing shall occur on a Business Day occurring on or after the Amended and Restated Effective Date but prior to July 31, 1998.

         "Term D Loan" is defined in clause (d) of Section 2.1.1.

         "Term D Loan Commitment" means, relative to any Lender, such Lender's obligation to make Term D Loans pursuant to clause (d) of Section 2.1.1.

         "Term D Loan Commitment Amount" means $25,000,000.

         "Term D Loan Commitment Termination Date" means the earliest of

                  (a) July 31, 1998, if the Term D Loans have not been made on or prior to such date;

                  (b) the Term D Closing Date (immediately after the making of the Term D Loans on such date); and

                  (c) the date on which any Commitment Termination Event occurs.

         "Term D Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit B-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term D Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term E Closing Date" means the date of the Borrowing of Term E Loans, which Borrowing shall occur on a Business Day occurring on or after the Amended and Restated Effective Date but prior to September 25, 1998.

         "Term E Loan" is defined in clause (e) of Section 2.1.1.

         "Term E Loan Commitment" means, relative to any Lender, such Lender's obligation to make Term E Loans pursuant to clause (e) of Section 2.1.1.

         "Term E Loan Commitment Amount" means (a) initially, zero and (b) from and after the delivery by the Syndication Agent of a Term E Loan Commitment Confirmation, the amount specified as the Term E Loan Commitment Amount in such Term E Loan Commitment Confirmation; provided, however, that the Term E Loan Commitment Amount shall not exceed $10,000,000.

         "Term E Loan Commitment Confirmation" means a letter from the Syndication Agent to the Borrower confirming that the Syndication of Term E Loans has been completed.

         "Term E Loan Commitment Termination Date" means the earliest of

                  (a) September 25, 1998, if the Term E Loans have not been made on or prior to such date;

                  (b) the Term E Closing Date (immediately after the making of the Term E Loans on such date); and

                  (c) the date on which any Commitment Termination Event occurs.

         "Term E Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit B-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term E Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term F Closing Date" means the date of the Borrowing of Existing Term F Loans, which Borrowing occurred on a Business Day occurring on or after the Third Amended and Restated Effective Date but prior to March 31, 1999.

         "Term F Loan" means, as the context may require, an Existing Term F Loan or an Additional Term F Loan; provided, that in the Existing Term F Note, "Term F Loan" shall mean an Existing Term F Loan.

         "Term F Loan Commitment" means, as the context may require, an Existing Term F Loan Commitment or an Additional Term F Loan Commitment.

         "Term F Loan Commitment Amount" means, as the context may require, an Existing Term F Loan Commitment Amount or an Additional Term F Loan Commitment Amount.

         "Term F Loan Commitment Termination Date" means, as the context may require, the Existing Term F Loan Commitment Termination Date or the Additional Term F Loan Commitment Termination Date.

         "Term F Note" means, as the context may require, an Existing Term F Note or an Additional Term F Note.

         "Term Loans" means, collectively, the Term A Loans, the Term B Loans, the Term C Loans, the Term D Loans, the Term E Loans, the Existing Term F Loans, the Additional Term F Loans and the Delayed Term Loans.

         "Third Amended and Restated Credit Agreement" is defined in the seventh recital.

         "TJC Management Consulting Fee Agreement" means the TJC Management Consulting Fee Agreement, dated as of August 11, 1997 and as amended from time to time in accordance with this Agreement, by and among TJC Management Corp., the Parent, the Borrower, Drill Motor Services, Inc., Charles Holston, Inc., Thomas Tools, Inc., Well Safe, Inc. and any other companies acquired in connection with Permitted Acquisitions or the Funded Acquisitions.

         "TJC Transaction Advisory Agreement" means the TJC Transaction Advisory Agreement, dated as of August 11, 1997 and as amended from time to time in accordance with this Agreement, by and among TJC Management Corp., the Borrower, Drill Motor Services, Inc., Charles Holston, Inc., Thomas Tools, Inc., Well Safe, Inc. and any other companies acquired in connection with Permitted Acquisitions or the Funded Acquisitions.

         "Total Exposure Amount" means, on any date of determination, the then outstanding principal amount of all Term Loans and the then effective Revolving Loan Commitment Amount.

         "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by an Obligor in substantially the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Tranche" means, as the context may require, the Term A Loans, the Term B Loans, the Term C Loans, the Term D Loans, the Term E Loans, the Term F Loans, the Delayed Term Loans (or Delayed Term Commitments during the first six months after the Initial Closing Date), the Revolving Loans or the Swing Line Loans.

         "Transaction" is defined in the seventh recital.

         "Transaction Documents" means each of the Stock Purchase Agreement, Parent Senior Subordinated Debt Documents, the Recapitalization Documents and all other agreements, documents, instruments, certificates, filings, consents, approvals, board of directors resolutions and opinions furnished to or in connection with the Acquisition, the Refinancing, the Recapitalization, the Parent Note Issuance, the Promissory Notes Issuance, the Stock Issuance and the transactions contemplated thereby and hereby, each as amended, supplemented, amended and restated or otherwise modified from time to time as permitted in accordance with the terms hereof or any other Loan Document.

         "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York or any applicable jurisdiction of the United States.

         "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

         "U.S. Subsidiary" means any Subsidiary of the Borrower organized under the laws of the United States or any state, possession or commonwealth thereof.

         "Waiver" means any agreement in favor of the Administrative Agent for the benefit of the Lenders and each Issuer in form and substance reasonably satisfactory to the Agents.

         "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

         "Wells Fargo" means Wells Fargo Bank, N.A.

         "Wells Fargo LC" means that certain standby irrevocable letters of credit nos. NZS267321, NZS271429, and S900488-NSZ246692 issued by Wells Fargo in initial stated amounts of $1,000.00, $180,000.00 and $233,750.00 for the account of the Parent and the beneficiaries of which are Houston Lighting & Power, Liberty Mutual Insurance Co. and Liberty Mutual Insurance Co., respectively.

         "wholly-owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the Capital Stock (including all rights and options to purchase such Capital Stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by such Person and/or one or more wholly- owned Subsidiaries of such Person.

         SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in Section 6.5(a); provided, however, that footnotes, year-end accruals and year-end adjustments to financial statements furnished pursuant to clause (a) of Section 7.1.1 need not be included therein. All computations hereunder and in any other Loan Document shall be made on a consolidated basis and without duplication.


                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

         SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Articles II and V), each Lender severally agrees as follows:

         SECTION 2.1.1. Term Loan Commitments. (a) On the Initial Closing Date, each Lender that has a Percentage in excess of zero of the Term A Loan Commitment or the Term B Loan Commitment, as applicable, (i) made Loans (relative to such Lender, its "Term A Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term A Loans requested by the Borrower to be made on the Initial Closing Date (with the commitment of each such Lender described in this clause (i) herein referred to as its "Term A Loan Commitment"); and (ii) made Loans (relative to such Lender, its "Term B Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term B Loans requested by the Borrower to be made on the Initial Closing Date (with the commitment of each such Lender described in this clause (ii) herein referred to as its "Term B Loan Commitment").

         (b) On or after the Initial Closing Date but prior to the Delayed Term Loan Commitment Termination Date, each Lender that had a Percentage of the Delayed Term Loan Commitment in excess of zero made Loans (relative to such Lender, its "Delayed Term Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Delayed Term Loans requested by the Borrower to be made on such day.

         (c) On the Term C Closing Date, each Lender that had a Percentage in excess of zero of the Term C Loans made Loans (relative to such Lender, its "Term C Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term C Loans requested by the Borrower to be made on the Term C Closing Date (with the Commitment of each such Lender described in this clause (c) herein referred to as its "Term C Loan Commitment").

         (d) On the Term D Closing Date (which shall be a Business Day), each Lender that had a Percentage in excess of zero of the Term D Loans made Loans (relative to such Lender, its "Term D Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term D Loans requested by the Borrower to be made on the Term D Closing Date (with the Commitment of each such Lender described in this clause (d) herein referred to as its "Term D Loan Commitment").

         (e) On the Term E Closing Date (which shall be a Business Day), each Lender that had a Percentage in excess of zero of the Term E Loans made Loans (relative to such Lender, its "Term E Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term E Loans requested by the Borrower to be made on the Term E Closing Date (with the

Commitment of each such Lender described in this clause (e) herein referred to as its "Term E Loan Commitment").

         (f) On the Term F Closing Date (which shall be a Business Day), each Lender that had a Percentage in excess of zero of the Existing Term F Loans made Loans (relative to such Lender, its "Existing Term F Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Existing Term F Loans requested by the Borrower to be made on the Term F Closing Date (with the Commitment of each such Lender described in this clause (f) herein referred to as its "Existing Term F Loan Commitment").

         (g) (i) The Borrower may, on any day no later than five Business Days preceding the Additional Term F Loan Commitment Termination Date, request that Additional Term F Loan Commitments be solicited by providing an irrevocable written request to the Agents, which request shall state that the Borrower is requesting Additional Term F Loan Commitments in a specific amount not exceeding the Additional Term F Loan Commitment Amount. Upon receipt of such request, the Administrative Agent shall promptly forward such request to each Lender, and each such existing Lender shall have the right (but not the obligation) to commit to all or a specified portion of the proposed Additional Term F Loan Commitments.

         (ii) Each Lender, acting in its sole discretion, shall, by written notice to the Agents given no later two Business Days prior to the Additional Term F Loan Commitment Termination Date after the date that the Administrative Agent forwards such request to them, advise the Agents (x) whether or not such Lender agrees to make an Additional Term F Loan Commitment and (y) the principal amount, stated in Dollars, of such Additional Term F Loan Commitment; provided, that any Lender that does not advise the Agents on or before the date that is two Business Days prior to the Additional Term F Loan Commitment Termination Date shall be deemed not to have committed to any Additional Term F Loan Commitment. The Syndication Agent shall promptly notify the Borrower of the names of the Lenders that have made (or have refused to make) any such commitment and the amount of each committing Lender's proposed Additional Term F Loan Commitment upon receipt of each notice from such Lender. The election of any Lender to agree to an Additional Term F Loan Commitment shall be irrevocable but shall not obligate any other Lender to so agree.

         (iii) If the aggregate amount of the proposed Additional Term F Loan Commitments of the then committing existing Lenders pursuant to clause (g)(ii) above is less than $18,500,000 three Business Days following the making of the request therefor by the Borrower, then the proposed Additional Term F Loan Commitments may also be offered to prospective Lenders (and existing Lenders may still consider the request). Each such prospective Lender (each, an "Additional Lender"), shall, by notice to the Borrower and the Agents given no later than two Business Days preceding the Additional Term F Loan Commitment Termination Date, advise the Borrower and the Agents in writing of the amount, stated in Dollars, of the Additional Term F Loan Commitments to which such Additional Lender is irrevocably willing to commit.

         (iv) It is the intent of the parties hereto that Additional Term F Loans shall be made as soon as possible following the making of any Additional Term F Loan Commitment, subject to the satisfaction of the conditions set forth in Article V, and the Borrower, the Agents and each such committing existing Lenders and each such Additional Lender shall work together in coordinating the extension of Additional Term F Loans relating to such Additional Term F Loan Commitments on one or more proposed Additional Term F Funding Dates.

         (v) On each proposed Additional Term F Funding Date (which shall be a Business Day), each Lender or Additional Lender has made a commitment to the Borrower to fund Additional Term F Loans prior to the Additional Term F Loan Commitment Termination Date will make Loans (relative to such Lender, its "Additional Term F Loans") to the Borrower equal to the amount of the aggregate amount of the Borrowing of Additional Term F Loans requested by the Borrower to be made on such Additional Term F Funding Date (with the commitment of each such Lender described in this clause (g) herein referred to as its "Additional Term F Loan Commitment"), and notwithstanding anything to the contrary herein, upon the making of any such Loans, the Administrative Agent shall (A) revise (1) the Percentage of each Lender with respect to the Term F Loans to be a percentage equal to (x) the aggregate amount of outstanding Term F Loans held by such Lender divided by (y) the aggregate amount of all outstanding Term F Loans multiplied by 100% and (2) the amortization schedule for Term F Loans attached hereto as Annex I on the page entitled "THE TERM F FACILITY", as such schedule may previously have been amended by this Section 2.1.1(g)(v)(A)(2), by (aa) increasing each amount set forth under the heading "Scheduled Principal Repayment" opposite the dates under the heading "Quarterly Payment Date" from and including June 30, 2000 through and including March 31, 2005 by an amount equal to 0.25% of the aggregate principal amount of such Loans made on such Additional Term F Funding Date and (bb) increasing the amount set forth under the heading "Scheduled Principal Repayment" opposite the Stated Maturity Date under the heading "Quarterly Payment Date" by an amount equal to 95.0% of the aggregate principal amount of such Loans made on such Additional Term F Funding Date and (B) provide each Lender, the Borrower and the Syndication Agent with a copy of such revised Percentages and amortization schedule promptly following any such revisions thereto. Such revisions to such Percentages and amortization schedule shall be conclusive and binding on the parties hereto absent manifest error.

         (vi) Each Additional Lender that agrees to undertake an Additional Term F Loan Commitment hereunder shall thereupon become a "Lender" for all purposes of this Agreement in the amount agreed to by such Additional Lender.

No amounts paid or prepaid with respect to Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans or Delayed Term Loans may be reborrowed.

         SECTION 2.1.2. Revolving Loan Commitment and Swing Line Loan Commitment. From time to time on any Business Day occurring concurrently with (or after) the Initial Closing Date but prior to the Revolving Loan Commitment Termination Date,

                  (a) each Lender that has a Percentage of the Revolving Loan Commitment in excess of zero will make Loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Revolving Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans;

                  (b) the Swing Line Lender will make a loan (a "Swing Line Loan") to the Borrower equal to the principal amount of the Swing Line Loan requested by the Borrower to be made on such day. The Commitment of the Swing Line Lender described in this clause (b) is herein referred to as its "Swing Line Loan Commitment". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Swing Line Loans.

         SECTION 2.1.3. Letter of Credit Commitment. From time to time on any Business Day occurring prior to the Revolving Loan Commitment Termination Date, the Issuer will

                  (a) issue one or more standby or documentary letters of credit (each referred to as a "Letter of Credit") for the account of the Borrower in the Stated Amount requested by the Borrower on such day; or

                  (b) extend the Stated Expiry Date of an existing Letter of Credit previously issued hereunder to a date that is not later than the earlier of (x) the Revolving Loan Commitment Termination Date and (y) one year from the date of such extension.

         SECTION 2.1.4. Lenders Not Permitted or Required To Make Loans. No Lender shall be permitted or required to, and the Borrower shall not request that any Lender, make

                  (a) any Term A Loan, Term B Loan, Term C Loan, Term D Loan, Term E Loan, Existing Term F Loan or Delayed Term Loan (as the case may be) if, after giving effect thereto, the aggregate original principal amount of all the Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans, Existing Term F Loans or Delayed Term Loans (as the case may be) of such Lender would exceed such Lender's Percentage of the Term A Loan Commitment Amount (in the case of Term A Loans), the Term B Loan Commitment Amount (in the case of Term B Loans), the Term C Loan Commitment Amount (in the case of Term C Loans), the Term D Loan Commitment Amount (in the case of Term D Loans), the Term E Loan Commitment Amount (in the case of Term E Loans), the Existing Term F Loan Commitment Amount (in the case of Existing Term F Loans) or Delayed Term Commitment Amount (in the case of Delayed Term Loans);

                  (b) any Additional Term F Loan on any Additional Term F Funding Date if

                           (i) the principal amount of such Additional Term F
                  Loan would exceed the amount of such Lender's Additional Term F Loan Commitment with respect to the Additional Term F Loans to be made by it on such Additional Term F Funding Date in accordance with Section 2.1.1(g)(v); or

                           (ii) after giving effect thereto, the aggregate
                  original principal amount of all the Additional Term F Loans of all Lenders would exceed the Additional Term F Loan Commitment Amount;

                  (c) any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all the Revolving Loans (i) of all the Lenders with Revolving Loan Commitments, together with the Letter of Credit Outstandings and the outstanding principal amount of all Swing Line Loans, would exceed the then existing Revolving Loan Commitment Amount, or (ii) of such Lender with a Revolving Loan Commitment, together with such Lender's Percentage of the Letter of Credit Outstandings and such Lender's Percentage of the outstanding principal amount of all Swing Line Loans, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount and such Lenders' Percentage of the outstanding principal amount of all Swing Line Loans; or

                  (d) any Swing Line Loan (i) prior to the date when the Syndication Agent has notified the Borrower that the syndication of the Commitments has been completed to the satisfaction of the Agents or
         (ii) if, after giving effect thereto, (x) the aggregate outstanding principal amount of all Swing Line Loans would exceed the Swing Line Loan Commitment Amount, or (y) the sum of the Letter of Credit Outstandings plus the aggregate principal amount of all Swing Line Loans and Revolving Loans then outstanding would exceed the then existing Revolving Loan Commitment Amount.

         SECTION 2.1.5. Issuer Not Permitted or Required to Issue Letters of Credit. No Issuer shall be permitted or required to issue any Letter of Credit
(a) prior to the date when the Syndication Agent has notified the Borrower that the syndication of the Commitments has been completed to the satisfaction of the Agents or (b) if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (ii) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the then existing Revolving Loan Commitment Amount.

         SECTION 2.2. Reduction of Commitment Amounts. The Commitment Amounts are subject to reduction from time to time pursuant to this Section 2.2.

         SECTION 2.2.1. Optional. The Borrower may, from time to time on any Business Day occurring after the time of the Initial Closing Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount or the Letter of Credit Commitment Amount; provided, however, that all such reductions (i) shall be permanent and (ii) to the extent such reduction in the Commitment Amount requires a mandatory prepayment of Revolving Loans pursuant to clause (i) of
Section 3.1.1 (x) in the case of prepayments of Base Rate Loans, shall require at least one Business Day's prior notice to the Administrative Agent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $500,000 and in an integral multiple of $100,000 or (y) in the case of prepayments of LIBO Rate Loans, shall require at least three Business Days' prior notice to the Administrative Agent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $500,000 and in an integral multiple of $100,000. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below (i) the Swing Line Loan Commitment Amount or (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or the Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

         SECTION 2.2.2. Mandatory. The Revolving Loan Commitment Amount and the Letter of Credit Commitment Amount shall be reduced as set forth below.

                  (a) Following the prepayment or repayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date and in the amount the Term Loans, if then outstanding, would otherwise have been required to be prepaid with any Net Debt Proceeds, Net Disposition Proceeds, Net Equity Proceeds or Excess Cash Flow.

                  (b) Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below (i) the Swing Line Loan Commitment Amount or (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or the Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

         SECTION 2.3. Borrowing Procedures and Funding Maintenance. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with Section 2.3.2.

         SECTION 2.3.1. Term Loans and Revolving Loans. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 p.m., New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice (in the case of Base Rate Loans) or three Business Days' notice (in the case of LIBO Rate Loans) nor more than five Business Days' notice (in the case of any Loans) (unless otherwise agreed to by the Agents and the relevant committing existing Lenders and Additional Lenders in the case of a proposed Borrowing of Additional Term F Loans), that a Borrowing be made in a minimum amount of $500,000 and an integral multiple of $100,000, or in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m. (New York time) on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.3.2. Swing Line Loans. (a) By telephonic notice, promptly followed (within one Business Day) by the delivery of a confirming Borrowing Request, to the Swing Line Lender on or before 12:00 p.m., New York time, on the Business Day the proposed Swing Line Loan is to be made, the Borrower may from time to time irrevocably request that a Swing Line Loan be made by the Swing Line Lender in a minimum principal amount of $10,000 or any larger integral multiple of $10,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by 5:00 p.m., New York time, on the Business Day telephonic notice is received by it as provided in this clause (a), to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor.

         (b) If (i) any Swing Line Loan shall be outstanding for more than ten Business Days or (ii) any Default shall occur and be continuing, each Lender with a Revolving Loan Commitment (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender and upon notice from the Administrative Agent, unless such Swing Line Loan shall have been earlier repaid, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "Refunded Swing Line Loans"); provided, that the Swing Line Lender shall not request, and no Lender with a Revolving Loan Commitment shall make, any Refunded Swing Line Loan if, after giving effect to the making of such Refunded Swing Line Loan, the sum of all Swing Line Loans and Revolving Loans made by such Lender, plus such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount. On or before 12:00 noon (New York time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender with a Revolving Loan Commitment shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the aforementioned Lenders make the above referenced Revolving Loans, the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing

Line Loans, a Revolving Loan in an amount equal to the Swing Line Lender's Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause (b), the amount so funded shall become outstanding under such Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause (b) shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Lender's obligation (in the case of Lenders with a Revolving Loan Commitment) to make the Revolving Loans referred to in this clause (b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) the acceleration or maturity of any Loans or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement or any other Loan Document by the Borrower or any Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         (c) In the event that the Borrower or any other Obligor is subject to any bankruptcy or insolvency proceedings as provided in Section 8.1.9, or if for any other reason Revolving Loans cannot be made or are unavailable, each Lender with a Revolving Loan Commitment shall acquire without recourse or warranty an undivided participation interest equal to such Lender's Percentage of any Swing Line Loan otherwise required to be repaid by such Lender pursuant to the preceding clause by paying to the Swing Line Lender on the date on which such Lender would otherwise have been required to make a Revolving Loan in respect of such Swing Line Loan pursuant to the preceding clause, in same day funds, an amount equal to such Lender's Percentage of such Swing Line Loan, and no Revolving Loans shall be made by such Lender pursuant to the preceding clause. From and after the date on which any Lender purchases an undivided participation interest in a Swing Line Loan pursuant to this clause, the Swing Line Lender shall distribute to such Lender (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation interest is outstanding and funded) its ratable amount of all payments of principal and interest in respect of such Swing Line Loan in like funds as received; provided, however, that in the event such payment received by the Swing Line Lender is required to be returned to the Borrower, such Lender shall return to the Swing Line Lender the portion of any amounts which such Lender had received from the Swing Line Lender in like funds.

         SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 p.m., New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day's notice (in the case of a conversion of LIBO Rate Loans to Base Rate Loans) or three Business Days' notice (in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans to LIBO Rate Loans) nor more than five Business Days' notice (in the case of all Loans) that all, or any portion in an aggregate minimum amount of $500,000 and an integral multiple of $100,000, of any Loans (other than Swing Line Loans) be, in the case of Base Rate Loans, converted into LIBO Rate Loans of either type or, in the case of LIBO Rate Loans of either type, be converted into a Base Rate Loan or a LIBO Rate Loan of the other type or continued as a LIBO Rate Loan of such type (in the absence of delivery of a Continuation/ Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

         SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

         SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon, New York time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such other notice period as may be acceptable to the Issuer in its sole discretion), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice prior to the then existing Stated Expiry Date of a Letter of Credit (or such other notice period as may be acceptable to the Issuer in its sole discretion), in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit on behalf of the Borrower (whether issued for the Borrower's account or for the account of any wholly-owned U.S. Subsidiary of the Borrower that is a signatory to the Subsidiary Guaranty and the Subsidiary Security Agreement and whose outstanding Capital Stock is pledged to the Administrative Agent for the benefit of the Lenders pursuant to a Pledge Agreement), in such form as may be requested by the Borrower and approved by the Issuer, solely for the purposes described in
Section 7.1.10. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of any Letter of Credit, and it shall be deemed to be an obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a wholly-owned U.S. Subsidiary of the Borrower). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Issuer and each Lender thereof and the Issuer shall, subject to the terms and conditions hereof, including
Article V, promptly (but in no event later than three Business Days after such notification) issue a Letter of Credit. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date and (ii) one year from the date of its issuance. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

         SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased from the Issuer, to the extent of its Percentage in respect of Revolving Loans, and the Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto), and such Lender shall, to the extent of its Percentage in respect of Revolving Loans, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3. In addition, such Lender shall, to the extent of its Percentage in respect of Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to Section 3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

         SECTION 2.6.2. Disbursements; Conversion to Revolving Loans. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:00 noon, New York time, on the first Business Day following the Disbursement Date (the "Disbursement Due Date"), the Borrower shall be obligated to reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans (made as Base Rate Loans) pursuant to Section 3.2.2 for the period from and including the Disbursement Due Date to but excluding the date of such reimbursement; provided, however, that, if no Default shall have then occurred and be continuing, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Revolving Loan constituting a Base Rate Loan and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a commitment to make Revolving Loans (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Revolving Loan. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Borrower that on the date of the making of such Revolving Loan all of the statements set forth in Section 5.2.1 are true and correct.

         SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement Obligation") of the Borrower under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon) not converted into a Base Rate Loan pursuant to Section 2.6.2, and, upon the failure of the Borrower to reimburse the Issuer and the giving of notice thereof by the Administrative Agent to the Lenders, each Lender's (to the extent such Lender has a Revolving Loan Commitment) obligation under Section 2.6.1 to reimburse the Issuer or fund its Percentage of any Disbursement converted into a Base Rate Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

         SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the continuation of any Event of Default of the type described in Section 8.1.9 or, with notice from the Administrative Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

                  (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

                  (b) upon notification by the Administrative Agent to the Borrower of the obligations of the Borrower under this Section, the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time when the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

         SECTION 2.6.5. Nature of Reimbursement Obligations. The Borrower and, to the extent set forth in Section 2.6.1, each Lender with a Revolving Loan Commitment, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

                  (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender with a Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the

Borrower, each other Obligor and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower, any other Obligor or any such Lender, as the case may be.

         SECTION 2.7. Notes. Each Lender's Loans under a Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

         SECTION 2.8. Registered Notes. (a) Any Lender may request the Borrower (through the Administrative Agent), and the Borrower agrees (i) to exchange for any Notes held by such Lender, or (ii) to issue to such Lender on the date it becomes a Lender, Registered Note(s). Registered Notes may not be exchanged for Notes that are not Registered Notes.

                  (b) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 2.8, to maintain a register (the "Register") on which it shall enter the name of the registered owner of the Loans evidenced by a Registered Note, the amount of such Loans, each repayment in respect of the principal amount of such Loans and, if such Loans are Revolving Loans, the Revolving Loan Commitment of the applicable Registered Noteholder. The entries in the Register shall be conclusive and binding absent manifest error, and the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Notes evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes; provided, however, that any failure to make any such recordation, or any error in such recordation, shall be corrected by the Administrative Agent upon notice or discovery thereof, but shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

                  (c) The Register shall be available for inspection by the Borrower and any Lender at any reasonable time upon reasonable (but in any event not less than 5 Business Days) prior written notice.


                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

              SECTION 3.1. Repayments and Prepayments; Application.

         SECTION 3.1.1. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

                  (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that

                           (i) (x) any such prepayment of Term A Loans, Term B
                  Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans or Delayed Term Loans shall be made pro rata among Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans,

                  Term F Loans or Delayed Term Loans, as applicable, of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans or Delayed Term Loans and (y) any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

                           (ii) the Borrower shall comply with Section 4.4 in
                  the event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

                           (iii) all such voluntary prepayments of LIBO Rate
                  Loans shall require at least three but no more than five Business Days' prior written notice to the Administrative Agent;

                           (iv) all such voluntary prepayments of Base Rate
                  Loans shall require at least one but no more than five Business Days' prior written notice to the Administrative Agent; and

                           (v) all such voluntary partial prepayments shall be
                  in an aggregate minimum amount of $500,000 and an integral multiple of $100,000;

                  (b) shall, no later than one Business Day following the receipt of any Net Disposition Proceeds or Net Debt Proceeds by the Borrower or any of its Subsidiaries, deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds or Net Debt Proceeds, as the case may be, and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds or Net Debt Proceeds, as the case may be, to be applied as set forth in Section 3.1.2; provided, however, that with respect to Net Disposition Proceeds in an aggregate amount not to exceed $10,000,000, whether in a single transaction or in a series of related transactions, to the extent such Net Disposition Proceeds are segregated and reinvested within 365 days of receipt by the Borrower, no such prepayment therewith is required;

                  (c) shall, no later than ten Business Days following the delivery of the annual audited financial reports required pursuant to clause (b) of Section 7.1.1 (beginning with the financial reports delivered in respect of the 1998 Fiscal Year), deliver to the Administrative Agent a calculation of the Excess Cash Flow for the prior Fiscal Year and, no later than five Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 75% of an amount equal to the excess of (i) Excess Cash Flow (if any) for such Fiscal Year over (ii) $500,000, to be applied as set forth in Section 3.1.2; provided, however, that if the Leverage Ratio is less than 3.50:1 as of the end of the immediately preceding Fiscal Quarter, such prepayment shall be in an amount equal to 50% of the Excess Cash Flow for such Fiscal Year (or portion thereof);

                  (d) shall, concurrently with the receipt of any Net Equity Proceeds by the Parent or any of its Subsidiaries, deliver to the Administrative Agent a calculation of the amount of such Net Equity Proceeds, and no later than five Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 50% of such Net Equity Proceeds, to be applied as set forth in Section 3.1.2;

                  (e) shall, concurrently with the receipt of any Casualty Proceeds by the Borrower or any of its Subsidiaries in excess of $500,000 (individually or in the aggregate over the course of a Fiscal
         Year), deposit such Casualty Proceeds in an account maintained with the Administrative Agent and within 60 days following the receipt by the Borrower or any of its Subsidiaries of such Casualty Proceeds, direct the Administrative Agent to apply such Casualty Proceeds to prepay the Term Loans in an amount equal to 100% of such Casualty Proceeds, to be applied as set forth in Section 3.1.2; provided that no mandatory prepayment on account of Casualty Proceeds shall be required under this clause if the Borrower informs the Agents no later than 60 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its or its Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property and in fact uses such Casualty Proceeds to rebuild or replace the damaged, destroyed or condemned assets or property within 365 days following the receipt of such Casualty Proceeds, with the amount of such Casualty Proceeds unused after such 365 day period being applied to the Loans pursuant to
         Section 3.1.2;

                  (f) shall, on the Stated Maturity Date and on each Quarterly Payment Date, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans and Delayed Term Loans in accordance with the applicable table set forth in Annex I to this Agreement (as such amounts may have otherwise been reduced pursuant to this Agreement);

                  (g) shall, on each date when a reduction in the Revolving Loan Commitment Amount shall become effective pursuant to Section 2.2, make a mandatory prepayment of Revolving Loans and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings in an aggregate amount equal to the excess, if any, of the aggregate outstanding principal amount of all Revolving Loans and Letter of Credit Outstandings over the Revolving Loan Commitment Amount as so reduced; and

                  (h) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to Section 8.2 or
         Section 8.3, repay all Loans and provide the Administrative
         Agent with cash collateral in an amount equal to the Letter of Credit Outstandings, unless, pursuant to Section 8.3, only a portion of all Loans and Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid or cash collateralized with the Administrative Agent).

         SECTION 3.1.2. Application. (a) Subject to clause (b) below, each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, to the principal amount thereof being maintained as LIBO Rate Loans.

         (b) Each voluntary prepayment of Term Loans and each prepayment of Term Loans made pursuant to clauses (b), (c), (d) and (e) of Section 3.1.1 shall be applied (i) first, on a pro rata basis, to the outstanding principal amount of all Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans and Delayed Term Loans and the remaining Term A Loan, Term B Loan, Term C Loan, Term D Loan, Term E Loan, Term F Loan or Delayed Term Loan amortization payments required pursuant to clause (f) of Section 3.1.1, until all such Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans and Delayed Term Loans have been paid in full; provided, however, that if the Borrower at any time elects in writing, in its sole discretion, to permit any Lender that has Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans or Delayed Term Loans to decline to have such Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans or Delayed Term Loans prepaid, then any Lender having Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans or Delayed Term Loans outstanding may, by delivering a notice to the Agents at least one Business Day prior to the date that such prepayment is to be made, decline to have such Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans or Delayed Term Loans prepaid with the amounts set forth above, in which case 50% of the amounts that would have been applied to a prepayment of such Lender's Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans or Delayed Term Loans shall instead be applied to a prepayment of the Term A Loans (until paid in full), with the balance being retained by the Borrower; and (ii) second, once all Term A Loans, Term B Loans, Term C Loans, Term D Loans, Term E Loans, Term F Loans and Delayed Term Loans have been repaid in full, all prepayments of Loans made pursuant to clauses (b), (c), (d) and (e) of Section 3.1.1 shall be applied to the repayment of any outstanding Revolving Loans and a corresponding reduction of the Revolving Loan Commitment Amount in accordance with Section 2.2.2.

         SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

         SECTION 3.2.1. Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                  (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for Base Rate Loans; and

                  (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin for LIBO Rate Loans.

         SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower (other than overdue Reimbursement Obligations which shall bear interest as provided in Section 2.6.2) shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the rate that would otherwise have been applicable to Base Rate Loans plus 2%.

         SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

                  (a) on the Stated Maturity Date therefor;

                  (b) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan;

                  (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Initial Closing Date;

                  (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on each date occurring at three month intervals after the first day of such Interest Period);

                  (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                  (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.3. Fees. The Borrower agrees to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

         SECTION 3.3.1. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that has a Revolving Loan Commitment or a Delayed Term Loan Commitment, for each day during the period (including any portion thereof when any of the Lenders' Revolving Loan Commitments or such Lender's Delayed Term Loan Commitments, as the case may be, are suspended by reason of the Borrower's inability to satisfy any condition of
Article V) commencing on the Initial Closing Date and continuing through the Revolving Loan Commitment Termination Date or the Delayed Term Loan Commitment Termination Date, as applicable, a commitment fee equal to the Applicable Commitment Fee for such day. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Initial Closing Date, and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans by the Swing Line Lender shall not constitute usage under the Revolving Loan Commitment for the purpose of calculating the commitment fees to be paid by the Borrower to the Lenders pursuant to this Section 3.3.1.

         SECTION 3.3.2. Agents' and Lead Arranger's Fees. The Borrower agrees to pay to the Agents and the Lead Arranger, for their own respective accounts, fees in the amounts and on the dates set forth in the Fee Letter.

         SECTION 3.3.3. Letter of Credit Face Amount Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that has a Revolving Loan Commitment, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, at a rate per annum equal to the Applicable Margin for such day for Revolving Loans that are maintained as LIBO Rate Loans, minus 1/8 of 1%. Such fee shall be payable by the Borrower in arrears each Quarterly Payment Date, and on the Revolving Loan Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

         SECTION 3.3.4. Letter of Credit Issuing Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Issuer, an issuing fee for each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to (but excluding) the date upon which such Letter of Credit expires, of .25% per annum of the face amount of such Letter of Credit. Such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date and on the Revolving Loan

Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

         SECTION 3.3.5. Amendment Fee. The Borrower agrees to pay to the Administrative Agent on the Fourth Amended and Restated Effective Date, for the account of each Lender which shall have evidenced its consent to this Agreement by delivery of its executed signature page hereto to the Administrative Agent not later than March 24, 2000 at 12:00 noon New York time, a fee in the amount of 0.25% of the sum of (x) the amount of the Revolving Loan Commitment Amount of such Lender and (y) the outstanding aggregate principal amount of Term Loans held by such Lender (excluding, however, such Lender's Additional Term F Loan Commitment or Additional Term F Loans), which fee shall be fully earned upon becoming due and payable in accordance with the terms hereof, shall be non-refundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable pursuant to any Transaction Document, and the Borrower agrees and acknowledges that its obligation to pay the foregoing fee will not be subject to counterclaim or setoff for, or otherwise be affected by, any claim or dispute it may have.


                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

         SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan of a certain type, the obligations of all Lenders to make, continue, maintain or convert into any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that

                  (a) Dollar certificates of deposit or Dollar deposits, as the case may be, in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market; or

                  (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans of such type, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans of such type shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

                  (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
         Section 3.1 or otherwise;

                  (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

                  (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, issuance of or participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

         SECTION 4.6. Taxes. All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then, subject to the last paragraph of this Section 4.6, the Borrower will

                  (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (b) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                  (c) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and, subject to the last paragraph of this Section 4.6, the Borrower shall promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall, subject to the last paragraph of this Section 4.6, indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

         Upon the request of the Borrower or the Administrative Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Administrative Agent may reasonably request) (i) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes or (ii) in the case of any Lender that is organized under the laws of a jurisdiction other than the United States but is not legally entitled to deliver either an Internal Revenue Service Form 1001 or an Internal Revenue Service Form 4224, (A) Internal Revenue Service Forms W-8 (or successor forms), appropriately completed, and (B) a certificate of a duly authorized officer of such Lender to the effect that such Lender is not (x) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (y) a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (z) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

         The Borrower shall not be obligated to gross up any payments to any Lender or to indemnify any Lender pursuant to this Section 4.6 in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrower the form or forms and/or certificates, as applicable to such Lender, pursuant to the penultimate paragraph of this Section 4.6, (ii) in the case of a Lender other than a Person that is a Lender (an "Existing Lender") on the Effective Date (as defined below), such form or forms and/or certificates not establishing a complete exemption from U.S. federal withholding tax, (iii) the information or certifications made in any such form or forms and/or certificates by the Lender being untrue or inaccurate on the date delivered in any material respect, or
(iv) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation (other than any such designation of a successor lending office by an Existing Lender prior to the Effective Date); provided, however, that the Borrower shall be obligated to gross up any payments to any such Lender and to indemnify any such Lender pursuant to this Section 4.6 in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or certificate or the failure of such form or forms or certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date hereof (or, in the case of an Assignee Lender, occurring after the date such Assignee Lender is deemed to have become a party hereto pursuant to Section 10.11.1), which change rendered such Lender no longer legally entitled to deliver such form or forms or certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender's lending office was made at the request of the Borrower or (iii) the obligation to gross up payments to any such Lender or indemnify any such Lender pursuant to this Section 4.6 is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrower.

         SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m., New York time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (other than when calculated with respect to the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 4.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) or Letter of Credit in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them and/or Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

                  (a) the amount of such selling Lender's required repayment to the purchasing Lender to

                  (b) the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 4.9. Setoff. Each Lender shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9, or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Borrower and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 4.10. Replacement of Lenders. Each Lender hereby severally agrees as set forth in this Section. If any Lender (a "Subject Lender") makes demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Section 4.2, 4.3, 4.5 or 4.6, or gives notice pursuant to
Section 4.1 requiring a conversion of such Subject Lender's LIBO Rate Loans to Base Rate Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, LIBO Rate Loans, the Borrower may, within 90 days of receipt by the Borrower of such demand or notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation), as the case may be, give notice (a "Replacement Notice") in writing to the Agents and such Subject Lender of its intention to replace such Subject Lender with a financial institution (a "Replacement Lender") designated in such Replacement Notice. If the Agents shall, in the exercise of their reasonable discretion and within 30 days of their receipt of such Replacement Notice, notify the Borrower and such Subject Lender in writing that the designated financial institution is satisfactory to the Agents (such consent not being required where the Replacement Lender is already a Lender), then such Subject Lender shall, subject to the payment of any amounts due pursuant to Section 4.4, assign, in accordance with Section 10.11.1, all of its Commitments,

Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents (including, without limitation, Reimbursement Obligations) to such designated financial institution; provided, however, that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Subject Lender and such designated financial institution and (ii) the purchase price paid by such designated financial institution shall be in the amount of such Subject Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.2, 4.3, 4.5 and 4.6), owing to such Subject Lender hereunder. Upon the effective date of an assignment described above, the Borrower shall issue a replacement Note or Notes, as the case may be, to such designated financial institution or Replacement Lender, as applicable, and such institution shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

         SECTION 4.11. Use of Proceeds. The Borrower shall apply the proceeds of each Borrowing in accordance with Section 7.1.10; without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.


                                    ARTICLE V

                              CONDITIONS PRECEDENT

         SECTION 5.1. Conditions to the extension of Additional Term F Loans.
(a) The obligations of the Lenders (including the Additional Lenders) having Additional Term F Loan Commitments to make the initial Additional Term F Loans on or after the Fourth Amended and Restated Effective Date but prior to the Additional Term F Loan Commitment Termination Date shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in
Section 5.1.1 through 5.1.9.

         (b) The obligations of the Lenders (including the Additional Lenders) having Additional Term F Loan Commitments to make the Additional Term F Loans on or after the Additional Term F Initial Funding Date but prior to the Additional Term F Loan Commitment Termination Date shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in Section 5.1.2, 5.1.4, 5.1.5, 5.1.6, 5.1.7 and 5.1.9.

         SECTION 5.1.1. Resolutions, etc. The Agents shall have received from each Obligor a certificate, dated the date of the Additional Term F Initial Funding Date, of its Secretary or Assistant Secretary as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other Loan Document to be executed by it; and (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Loan Document executed by it.

         SECTION 5.1.2. Delivery of Additional Term F Notes. The Agents shall have received, for the account of each Lender having an Additional Term F Loan Commitment, its Additional Term F Notes duly executed and delivered by the Borrower.

         SECTION 5.1.3. Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent substantially in the form of Exhibit H hereto, duly executed and delivered by each Obligor (other than the Borrower).

         SECTION 5.1.4. Additional Term F Funding Date Certificates. The Agents shall have received, with counterparts for each Lender, the Borrower Additional Term F Funding Date Certificate and the Parent Additional Term F Funding Date Certificate, each dated as of the applicable Additional Term F Funding Date and duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of the Borrower or the Parent, as the case may be, in which certificate such Person shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of such Person made as of such date under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct in all material respects.

         SECTION 5.1.5. Solvency, etc. The Agents shall have received a Solvency Certificate of the Chief Financial Officer of the Parent substantially in the form of Exhibit I hereto, addressed to the Agents and each Lender and dated the date of the applicable Additional Term F Funding Date, as to the solvency of the Borrower and its Subsidiaries immediately after giving effect to the making of the Additional Term F Loans, which certificate shall be in form, substance and scope satisfactory to the Agents and the Lenders.

         SECTION 5.1.6. Litigation. There shall exist no pending or threatened material litigation, proceedings or investigations which could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.1.7. Material Adverse Effect. Since September 30, 1999, there shall not have been any event, circumstance or condition which could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.1.8. Opinions of Counsel. The Agents shall have received an opinion, dated the date of the Additional Term F Initial Funding Date and addressed to the Agents and all Lenders, from Vinson & Elkins, counsel to the Obligors, which opinion shall be in form and substance satisfactory to the Agents.

         SECTION 5.1.9. Fees, Expenses, etc. (a) The Syndication Agent shall have received the fees set forth in the letter agreement dated February 15, 2000 between the Borrower and the Syndication Agent to the extent then due and owing thereunder.

         (b) The Agents and the Lead Arranger shall have received, each for its own respective account, or, in the case of the Administrative Agent, for the account of each Lender, as the case may be, all fees, costs and expenses due and payable to the Agents, the Lead Arranger and the Lenders funding any Term F Loans on the applicable Additional Term F Funding Date, including pursuant to Sections 3.3 and 10.3, if then invoiced.

         SECTION 5.2. All Credit Extensions. The obligation of each Lender and, if applicable, the Issuer, to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

         SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of any Credit Extension) the following statements shall be true and correct:

                  (a) the representations and warranties set forth in Article VI (excluding, however, those contained in Section 6.7) and in each other Loan Document shall in each case be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                  (b) except as disclosed by the Borrower to the Agents and the Lenders pursuant to Section 6.7

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower or the Parent, threatened against the Borrower, the Parent or any of their respective Subsidiaries which could reasonably be expected to have a Material Adverse Effect; and

                           (ii) no development shall have occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which could reasonably be expected to have a Material Adverse Effect;

                  (c) the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans, plus (ii) the aggregate amount of all Letter of Credit Outstandings, does not exceed the Revolving Loan Commitment Amount then in effect; and

                  (d) no Default shall have then occurred and be continuing, and neither the Borrower, any other Obligor, nor any of its Subsidiaries are in material violation of any law or governmental regulation or court order or decree.

         SECTION 5.2.2. Credit Extension Request. The Agents shall have received a Borrowing Request or Issuance Request, as the case may be, for such Credit Extension. Each of the delivery of a Borrowing Request or an Issuance Request and the acceptance by the Borrower of the proceeds of the Borrowing or the issuance of the Letter of Credit, as applicable, shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) or the issuance of the Letter of Credit, as applicable, the statements made in Section 5.2.1 are true and correct.

         SECTION 5.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Agents and their counsel; the Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the Issuer and the Agents to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, each of the Borrower and the Parent represents and warrants unto each Agent, the Issuer and each Lender as set forth in this Article VI.

         SECTION 6.1. Organization, etc. Each of the Borrower and the Parent and each of their respective Subsidiaries:

                  (a) is a corporation validly organized and existing and in good standing under the laws of the State of its incorporation;

                  (b) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to so qualify has not had, and could not reasonably be expected to have, a Material Adverse Effect; and

                  (c) has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

         SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Agreement and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each of the Parent and each other Obligor of each Loan Document executed or to be executed by it and the Borrower's and each such other Obligor's participation in the consummation of the Transaction are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Borrower's, the Parent's or any such Obligor's Organic Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower, the Parent or any such Obligor; or

                  (c) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Lenders) on any of the Borrower's, the Parent's or any Obligor's properties.

         SECTION 6.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower, the Parent or any other Obligor of this Agreement or any other Loan Document to which it is a party, or for the Borrower's, the Parent's and each such other Obligor's participation in the consummation of the Transaction, except as have been duly obtained or made and are in full force and effect. Neither the Borrower, the Parent, nor any of their respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 6.4. Validity, etc. This Agreement constitutes, and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each the Parent and other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms.

         SECTION 6.5. Financial Information.

                  (a) The Borrower has delivered to the Agents and each Lender copies of (i) the Base Financial Statements and (ii) the Pro Forma Balance Sheet. Each of the financial statements described above has been prepared in accordance with GAAP consistently applied (in the case of clause (i)), and, in the case of clause (ii), on a basis substantially consistent with the basis used to prepare the financial statements referred to in clause (i), and (in the case of clause (i)), present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended and (in the case of clause (ii)), include appropriate pro forma adjustments to give pro forma effect to the Transaction.

                  (b) The Borrower has delivered to the Agents and each Lender copies of (i) an unaudited statement setting forth the gross cash margin of Pathfinder for the two month period ended November 30, 1998,
         (ii) pro forma statements setting forth the gross cash margin of Pathfinder for the nine month period ending September 30, 1998, and the year ended December 31, 1997, (iii) the projected income statement, balance sheet and statement of cash flows of Pathfinder and its Subsidiaries for the Fiscal Years 1999 through 2007 and (iv) the projected consolidated and consolidating income statement, consolidated balance sheet and consolidated statement of cash flows of the Parent and its Subsidiaries, giving effect to the Pathfinder Acquisition, for the Fiscal Years 1998 through 2007. While the underlying transactions were accounted for in conformity with GAAP, each of the financial statements described above (x) in the case of clauses (i) and (ii), were not prepared in accordance with GAAP but do present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended and (y) in the case of clauses (iii) and (iv), include appropriate pro forma adjustments to give pro forma effect to the Pathfinder Acquisition and the transactions contemplated thereby, subject to the absence of footnotes and year-end accruals and adjustments.

         SECTION 6.6. No Material Adverse Effect. Since September 30, 1999, there has been no event, circumstance or condition which could reasonably be expected to have a Material Adverse Effect.

         SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrower or the Parent, threatened litigation, action, proceeding, or labor controversy affecting the Borrower, the Parent or any of their respective Subsidiaries, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, except as disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule.

         SECTION 6.8. Subsidiaries; Investments.

                  (a) The Parent has no direct Subsidiaries other than Borrower and no direct Investments.

                  (b) The Borrower has no Subsidiaries, except those Subsidiaries

                           (i) which are identified in Item 6.8 ("Existing
                  Subsidiaries") of the Disclosure Schedule by their correct legal name, their jurisdiction of organization and the holders (and their respective percentage ownership) of the Capital Stock thereof; or

                           (ii) which are permitted to have been acquired in
                  accordance with Section 7.2.5 or 7.2.8.

         SECTION 6.9. Ownership of Properties. The Borrower, the Parent and each of their respective Subsidiaries owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3 or except those Liens on such properties and assets which individually or in the aggregate do not exceed $3,500,000.

         SECTION 6.10. Taxes. The Borrower, the Parent and each of their respective Subsidiaries has filed all tax returns and reports required by law to have been filed by them and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges (a) which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books and (b) the non-payment of which individually or in the aggregate does not exceed $3,500,000.

         SECTION 6.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in an aggregate amount not to exceed $3,500,000. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower, the Parent or any member of the Controlled Group of any material liability, fine or penalty in an aggregate amount not to exceed $3,500,000. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrower, the Parent nor any member of the Controlled Group has any contingent liability with respect to any post- retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA in excess of $3,500,000 in the aggregate.

         SECTION 6.12. Environmental Warranties. Except as set forth in Item
6.12 ("Environmental Matters") of the Disclosure Schedule or with respect to matters which individually or in the aggregate do not exceed $3,500,000:

                  (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower, the Parent or any of their respective Subsidiaries have been, and continue to be, owned or leased by the Borrower, the Parent and their respective Subsidiaries in compliance with all Environmental Laws;

                  (b) there have been no past, and there are no pending or threatened

                           (i) claims, complaints, notices or requests for
                  information received by the Borrower, the Parent or any of their respective Subsidiaries with respect to any alleged violation of any Environmental Law, or

                           (ii) complaints, notices or inquiries to the
                  Borrower, the Parent or any of their respective Subsidiaries regarding potential liability under any Environmental Law;

                  (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower, the Parent or any of their respective Subsidiaries;

                  (d) no facilities or property (including, without limitation, underlying soils and groundwater) owned or leased by the Borrower, the Parent or any of their respective Subsidiaries were or are contaminated by Hazardous Materials at levels that are in excess of levels in regulations, policies, guidances or any other written guideline by any governmental agency, at or above which clean-up or other remediation is warranted;

                  (e) no facilities or property (including, without limitation, underlying soils and groundwater) owned or leased by the Borrower, the Parent or any of their respective Subsidiaries is the subject of monitoring, assessment or remediation for contamination by Hazardous Materials;

                  (f) there is no off-site environmental contamination from or allegedly from facilities or property (including, without limitation, underlying soils and groundwater) owned or leased by the Borrower, the Parent or any of their respective Subsidiaries;

                  (g) the Borrower, the Parent and their respective Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

                  (h) neither the Borrower, the Parent nor any of their respective Subsidiaries, in transporting waste, has selected the disposal site where the wastes of their respective customers (other than the wastes of the Borrower, the Parent or any of their respective Subsidiaries) have been disposed or has paid the disposal fee for their customers' wastes;

                  (i) no property now or previously owned or leased by the Borrower, the Parent or any of their respective Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                  (j) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower, the Parent or any of their respective Subsidiaries;

                  (k) there have not previously been nor are there now any above ground storage tanks or underground storage tanks on property owned by the Borrower, the Parent or any of their respective Subsidiaries that have leaked or otherwise released Hazardous Materials into the environment;

                  (l) no facilities or property owned or leased by the Borrower, the Parent or any of their respective Subsidiaries used, use or contain a septic tank, cesspool, leaching field, or french drain for disposal of waste waters other than sewage and other human wastes;

                  (m) no facilities or property owned or leased by the Borrower, the Parent or any of their respective Subsidiaries used, use or contain an underground injection well for disposal of waste waters, other than salt water as authorized by Environmental Law;

                  (n) the drinking water at all property owned or leased by the Borrower, the Parent or any of their respective Subsidiaries has met and meets the criteria promulgated under the Safe Drinking Water Act;

                  (o) neither Borrower, the Parent nor any Subsidiary of the Borrower or the Parent has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                  (p) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower, the Parent or any Subsidiary of the Borrower or the Parent; and

                  (q) no conditions exist at, on or under any property now or previously owned or leased by the Borrower or the Parent which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

         SECTION 6.13. Regulations U and X. Neither the Borrower nor the Parent is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 6.14. Accuracy of Information. All factual information heretofore or contemporaneously, taken as a whole, furnished by or on behalf of the Borrower or the Parent in writing to the Agents, the Lead Arranger or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby or with respect to the Transaction is, and all other such factual information hereafter furnished by or on behalf of the Borrower or the Parent to the Agents, the Lead Arranger or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agents and each such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

         SECTION 6.15. Solvency. The Additional Term F Loans made on the Additional Term F Initial Funding Date, the execution and delivery by the Parent and the existing Subsidiary Guarantors of the Affirmation and Consent, and the application of the proceeds of the Credit Extensions will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of
Section 548 of the Bankruptcy Code (11 U.S.C. Section 101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the Additional Term F Initial Funding Date, after giving effect to the making of the Additional Term F Loans and all transactions related thereto, the Borrower, the Parent and each Subsidiary Guarantor is Solvent.

         SECTION 6.16. Mobile Assets; Leasehold Mortgages, etc.

                  (a) All Mobile Assets owned by the Borrower and its Subsidiaries are set forth on Item 6.16 ("Mobile Assets") of the Disclosure Schedule.

                  (b) The Borrower has satisfied its obligations under Sections
         7.1.11 and 7.1.12 of the Existing Credit Agreement.

         SECTION 6.17. Year 2000. Each Obligor has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by such Obligor may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program and to the knowledge of each Obligor's respective management, the Year 2000 Problem could not reasonably be expected to have a Material Adverse Effect on the Company taken as a whole.


                                   ARTICLE VII

                                    COVENANTS

         SECTION 7.1. Affirmative Covenants. The Borrower and the Parent agree with the Agents, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower and the Parent will perform the obligations set forth in this Section 7.1.

         SECTION 7.1.1. Financial Information, Reports, Notices, etc. The Borrower and the Parent will furnish, or will cause to be furnished, to each Lender and each Agent copies of the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Parent, a consolidated and consolidating balance sheet of the Parent, the Borrower and each of their respective Subsidiaries as of the end of such Fiscal Quarter and a consolidated and consolidating statement of income and consolidated cash flow of the Parent, the Borrower and each of their respective Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the Chief Financial Authorized Officer of the Parent;

                  (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Parent, (i) a copy of the annual consolidated audit report for such Fiscal Year for each of the Parent and the Borrower (including therein consolidated balance sheets of the Parent, the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of income and cash flow of the Parent, the Borrower and each of their respective Subsidiaries for such Fiscal Year), in each case certified (without any Impermissible Qualification) in a manner acceptable to the Agents and the Required Lenders by an independent public accountant acceptable to the Agents and the Required Lenders, together with a report from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 7.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default in compliance with any of the financial ratios and restrictions contained in Section 7.2.4 that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it; and (ii) unaudited annual consolidating balance sheets of the Parent, the Borrower and each of their respective Subsidiaries as of the end of such Fiscal Year and unaudited annual consolidating statements of income of the Parent, the Borrower and each of their respective Subsidiaries and an unaudited annual consolidated statement of cash flow of the Parent;

                  (c) as soon as available and in any event within 60 days after the end of each Fiscal Quarter, a certificate, executed by the Chief Financial Authorized Officer of the Parent, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agents) compliance with the financial covenants set forth in Section 7.2.4;

                  (d) as soon as possible and in any event within ten days after the Borrower has knowledge or should have had knowledge of the occurrence of each Default, a statement of the Chief Financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Parent or the Borrower has taken and proposes to take with respect thereto;

                  (e) as soon as possible and in any event within ten days after
         (x) the occurrence of any adverse development which is known or should be known to the Borrower with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7 or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in Section 6.7, notice thereof and copies of all documentation relating thereto;

                  (f) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders after any Initial Public Offering or widely distributed private placement (as referred to in the definition of "Change of Control" (other than reports and information provided to MCIT or its board of directors and advisors in conformity with applicable law or MCIT financial or other requirements), and all reports and registration statements which the Borrower, the Parent or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                  (g) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower, the Parent or any of their respective subsidiaries furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower or the Parent of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

                  (h) promptly when available and in any event within 60 days following the end of each Fiscal Year of the Parent, a budget for the next Fiscal Year of the Parent, prepared in reasonable detail by the chief accounting, financial or executive Authorized Officer of the Parent;

                  (i) such other information respecting the condition or operations, financial or otherwise, of the Borrower, the Parent or any of their respective Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request;

                  (j) a summary income statement of the Parent and the Borrower for each calendar month occurring after the Third Amended and Restated Closing Date (i) prior to November 1, 1999, delivered within 45 days after the last day of such calendar month, and (ii) thereafter, delivered within 30 days after the last day of such calendar month; and

                  (k) on March 11, 2002, a certificate from an Authorized Officer of each of the Parent and the Borrower, dated as of such date, in which certificate such Authorized Officer shall certify that all actions necessary for the continued perfection of the Administrative Agent's Liens on all Collateral (as defined in each Loan Document) for the period from the fifth anniversary of the Closing Date until the Stated Maturity Date for the Term F Loans have been taken (including all recordings, registerings, filings, re-recordings, re-registerings and refilings of all financing statements, continuation statements or other instruments of further assurance as is necessary to ensure such continued perfection) and (ii) in any event, not later than the date occurring five months prior to the expiration of five years from the filing of any Uniform Commercial Code financing statement or continuation statement naming the appropriate Obligor as the debtor and the Administrative Agent as the secured party in respect of the Collateral, the Borrower and the Parent shall file Uniform Commercial Code financing statements or continuation statements (Form UCC-1 or Form UCC-3, as appropriate), naming the appropriate Obligors as the debtor and the Administrative Agent as the secured party, under the Uniform Commercial Code of all appropriate jurisdiction in order to continue the perfection of the Secured Parties' security interests in the Collateral in connection with such Uniform Commercial Code financing statement or continuation statement previously filed by the Administrative Agent in such jurisdictions in respect of such Collateral.

         SECTION 7.1.2. Compliance with Laws, etc. The Borrower and the Parent will, and will cause each of their respective Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

                  (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation; and

                  (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 7.1.3. Maintenance of Properties. The Borrower and the Parent will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable and except where the failure to do so would not have an adverse effect and taken together would not have a Material Adverse Effect.

         SECTION 7.1.4. Insurance. The Borrower and the Parent will, and will cause each of their respective Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and with such provisions and endorsements as the Agents may reasonably request and will, upon request of the Agents, furnish to the Agents and each Lender a certificate of an Authorized Officer of the Borrower or the Parent setting forth the nature and extent of all insurance maintained by the Borrower, the Parent and their Subsidiaries in accordance with this Section.

         SECTION 7.1.5. Books and Records. The Borrower and the Parent will, and will cause each of their respective Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agents, the Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower and the Parent hereby authorizes such independent public accountant to discuss the Borrower's and the Parent's financial matters with the Agents, the Issuer and each Lender or their representatives whether or not any representative of the Borrower or the Parent is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. If a Default under Section 8.1.1 shall exist and be continuing, the Borrower, upon payment default shall pay any fees of such independent public accountant incurred in connection with the Issuer's, any Agent's or any Lender's (one accounting firm for all the Lenders) exercise of its rights pursuant to this Section, upon payment Default.

         SECTION 7.1.6. Environmental Covenant. The Borrower and the Parent will, and will cause each of their respective Subsidiaries to,

                  (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, obtain and keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and be in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

                  (b) immediately notify the Agents and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws;

                  (c) diligently and prudently assess the status of environmental compliance and safety procedures by the Parent, the Borrower and each of their respective Subsidiaries and take such steps related to environmental cleanup and remediation and institute and continue preventative and safety measures, which in each case are necessary or prudent and reasonable in order to avoid, individually or in the aggregate, a Material Adverse Effect; and

                  (d) provide such information and certifications which the Agents may reasonably request from time to time to evidence compliance with this Section 7.1.6.

         SECTION 7.1.7. Future Subsidiaries. Upon any Person becoming, after the Initial Closing Date, a Subsidiary of the Borrower (including pursuant to a Targeted Acquisition), or upon the Borrower or any Subsidiary of the Borrower acquiring additional Capital Stock of any existing Subsidiary, the Borrower shall notify the Agents of such acquisition, and

                  (a) the Borrower shall promptly (but in any event within 10 days) cause such Subsidiary to execute and deliver to the Agents, with counterparts for each Lender, a supplement to the Subsidiary Guaranty and a supplement to the Subsidiary Security Agreement (and, if such Subsidiary owns or leases any real property with a fair market value in excess of $1,000,000 a Mortgage, and in any event within 60 days), together with acknowledgment copies of all Form UCC-1s executed and delivered by the Subsidiary naming the Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the UCC and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the reasonable opinion of the Agents, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement or a Mortgage, as the case may be; and

                  (b) the Borrower shall promptly deliver, or cause to be delivered, to the Administrative Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by the Borrower or any Subsidiary of the Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Agents that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, or other appropriate steps shall have been taken under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of a Pledge Agreement;

together, in each case, with such opinions, in form and substance and from counsel reasonably satisfactory to the Agents, as the Agents may reasonably require; provided, however, that notwithstanding the foregoing, no Non-U.S. Subsidiary shall be required to execute and deliver a Mortgage, a supplement to the Subsidiary Guaranty or a supplement to the Security Agreement, nor will the Borrower or any Subsidiary of the Borrower be required to deliver a pledge pursuant to a Pledge Agreement in excess of 65% of the total combined voting power of all classes of Capital Stock of a Non-U.S. Subsidiary entitled to vote.

         SECTION 7.1.8. Future Leased Property and Future Acquisitions of Real Property; Future Acquisition of Other Property. (a) Prior to entering into any new lease of real property or renewing any existing lease of real property following the Initial Closing Date, the Borrower shall, and shall cause each of its U.S. Subsidiaries to, use its best efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant lease) to deliver to the Administrative Agent a Waiver executed by the lessor of any real property that is to be leased by the Borrower or such U.S. Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to the Administrative Agent's, to the extent the value of any personal property of the Borrower or its U.S. Subsidiaries to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $1,000,000.

                  (b) In the event that the Borrower or any of its U.S. Subsidiaries shall acquire or lease any real property having a value as determined in good faith by the Administrative Agent in excess of $1,000,000 in the aggregate, the Borrower or the applicable U.S. Subsidiary shall, promptly (but in any event within 60 days) after such acquisition, execute a Mortgage and provide the Agents with

                           (i) evidence of the completion (or satisfactory
                  arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Agents, desirable effectively to create a valid, perfected first priority Lien, subject to Liens permitted by Section 7.2.3, against the properties purported to be covered thereby;

                           (ii) mortgagee's title insurance policies in favor of
                  the Administrative Agent and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Agents, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as permitted under Section 7.2.3 or as approved by the Agents, and such policies shall also include a revolving credit endorsement and such other endorsements as the Agents shall request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

                           (iii) such other approvals, opinions, or documents as
                  the Agents may reasonably request; and

                  (c) In accordance with the terms and provisions of this Agreement and the other Loan Documents, provide (within 60 days) the Agents with evidence of all recordings and filings as may be necessary or, in the reasonable opinion of the Agents, desirable to create a valid, perfected first priority Lien, subject to the Liens permitted by
         Section 7.2.3, against all property acquired after the Initial Closing Date (excluding motor vehicles with a replacement value of less than $100,000).

         SECTION 7.1.9. Hedging Obligations. On or prior to September 30, 2000, the Administrative Agent shall have received evidence satisfactory to it that the Borrower has entered into an interest rate swap, cap, collar or similar arrangement designed to protect the Borrower against fluctuations in interest rates with respect to at least 30% of the aggregate principal amount of the Additional Term F Loans for a period of at least two years from the date the initial interest rate protection arrangement was obtained with terms reasonably satisfactory to the Borrower and the Agents.

         SECTION 7.1.10. Use of Proceeds, etc. The Borrower shall apply the proceeds of the Loans

                  (a) to make certain payments of the Borrower's obligations under the Stock Purchase Agreement;

                  (b) to make certain payments in connection with the Refinancing, concurrently with the initial Credit Extension made on the Initial Closing Date, of all Indebtedness identified in Item 7.2.2(b) of Schedule I to the Original Credit Agreement;

                  (c) for Capital Expenditures, and general corporate purposes (including Investments permitted pursuant to clause (h) of Section 7.2.5) and working capital purposes of the Borrower and its Subsidiaries;

                  (d) to make the Targeted Acquisitions and to pay related transaction costs and expenses (provided that the Delayed Term Loans shall be applied exclusively to such purpose);

                  (e) to make acquisitions permitted under the Loan Documents and to pay the related reasonable transaction costs and expenses;

                  (f) in the case of the Term C Loans, to make the GSI Acquisition and to pay transaction costs and expenses incurred in connection with the GSI Acquisition, and for general corporate purposes and working capital purposes;

                  (g) in the case of the Term D Loans, to make a loan to Drill Motor Services, Inc., the Borrower's wholly-owned Subsidiary (which loan shall be evidenced by a promissory note which has been executed and delivered to the Administrative Agent under the Borrower Pledge Agreement) for the purpose of enabling Drill Motor Services, Inc. to make the AEI Acquisition and to pay transaction costs and expenses incurred in connection with the AEI Acquisition and for general corporate purposes and working capital purposes;

                  (h) in the case of the Term E Loans, to prepay the Revolving Loans in connection with the AEI Acquisition;

                  (i) in the case of the Existing Term F Loans, to make a loan to Pathfinder (which loan shall be evidenced by a promissory note which has been executed and delivered to the Administrative Agent under the Borrower Pledge Agreement) for the purpose of enabling Pathfinder to make the Pathfinder Acquisition and to pay transaction costs and expenses incurred in connection with the Pathfinder Acquisition and for general corporate purposes and working capital purposes; and

                  (j) in the case of Additional Term F Loans, for general corporate purposes.

         SECTION 7.1.11. Mortgages, etc. Within 60 days of the Term F Closing Date, the Borrower shall deliver to the Agents counterparts of each Mortgage relating to each property with value greater than $1,000,000 listed on Item 7.1.11(a) ("Leased Properties") or Item 7.1.11(b) ("Fee Properties") of the Disclosure Schedule, duly executed by the Borrower or the applicable U.S. Subsidiary, and the Administrative Agent (or its designee), together with

                  (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Agents, desirable effectively to create a valid, perfected first priority Lien against the properties listed on Item 7.1.11(a) or Item 7.1.11(b) to the Disclosure Schedule, each dated as of the date of such delivery, purported to be covered thereby;

                  (b) a Waiver executed by the lessor of each Leased Property; provided that the Borrower shall use its best efforts to deliver such estoppel letters within such time; and

                  (c) such other approvals, opinions, or documents as the Agents may reasonably request.

         SECTION 7.1.12. Mobile Assets, etc. (a) Within 60 days after the Term F Closing Date, the Borrower shall deliver to the Agents such instruments, documents or other evidence in form and substance satisfactory to the Agents that the Administrative Agent has, on behalf of the Lenders, a valid, perfected first priority Lien against the Mobile Assets listed on Item 6.16 of the Disclosure Schedule; provided, however, that it is agreed that the failure of the Administrative Agent to so have a valid, perfected first priority Lien against no more than twenty percent (20%) of the vehicles comprising all such Mobile Assets shall not constitute an Event of Default for a period of 180 days after the Initial Closing Date.

         (b) In the event that the Borrower or any of its U.S. Subsidiaries shall acquire any Mobile Assets on or after the Term F Closing Date, the Borrower or such U.S. Subsidiary shall within 60 days after the acquisition thereof deliver to the Agents such instruments, documents or other evidence in form and substance satisfactory to the Agents that the Administrative Agent has, on behalf of the Lenders, a valid, perfected first priority Lien against such Mobile Assets.

         SECTION 7.1.13. Wells Fargo LC. Upon the earlier of (a) the issuance of a Letter of Credit the purpose of which is to backstop or replace the Wells Fargo LC and (b) the termination or expiry of the

Wells Fargo LC, the Parent shall concurrent with such issuance, replacement, termination or expiry repay the LC Promissory Note in full in cash.

         SECTION 7.1.14. Perfection of Foreign Subsidiary Pledge. Within 60 days after the Term F Closing Date, the Agents shall have received (i) certificates evidencing 65% of the issued and outstanding shares of Capital Stock of each of the Borrower's non-U.S. Subsidiaries, which certificates shall in each case be accompanied by undated stock powers duly executed in blank and shall be pledged pursuant to the Borrower Pledge Agreement, and (ii) any and all other documents or instruments of further assurance required to be filed or customarily provided in respect thereof in the local jurisdiction of such Non-U.S. Subsidiary, including but not limited to opinions of counsel; provided, however, that the Borrower shall not be required to pledge in excess of 65% of the outstanding voting stock of any Non-U.S. Subsidiary. If any securities pledged pursuant to a Pledge Agreement are uncertificated securities, the Agents shall have received confirmation and evidence satisfactory to each of them that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, or other appropriate steps have been taken under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent in such securities pursuant to the terms of the applicable Pledge Agreement.

         SECTION 7.2. Negative Covenants. The Borrower and the Parent agree with the Agents, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.

         SECTION 7.2.1. Business Activities. The Borrower will not, and the Borrower and the Parent will not permit any of their respective Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as may be incidental or related thereto, Permitted Acquisitions and the Funded Acquisitions. The Parent will not engage in any business activity, except ownership and operation of the Borrower and related activities and activities related to the Transaction as provided for in the Transaction Documents.

         SECTION 7.2.2. Indebtedness. The Borrower will not, and the Borrower and the Parent will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                  (a) Indebtedness in respect of the Credit Extensions and other Obligations;

                  (b) until the Initial Closing Date, Indebtedness identified in
         Item 7.2.2(b) of Schedule I to the Original Credit Agreement;

                  (c) Indebtedness existing as of the Initial Effective Date which is identified in Item 7.2.2(c) of Schedule I to the Original Credit Agreement;

                  (d) Hedging Obligations of the Borrower or any of its Subsidiaries in respect of the Loans;

                  (e) Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries (x) to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance its acquisition of such assets or (y) in respect of Capitalized Lease Liabilities to the extent permitted by Section 7.2.7;

                  (f) unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

                  (g) Indebtedness not to exceed $10,000,000 (individually or in the aggregate) incurred in accordance with Section 7.2.5(h), including seller notes and assumed acquired Person Indebtedness;

                  (h) Indebtedness of the Borrower to any wholly-owned U.S. Subsidiary of the Borrower, or Indebtedness of any wholly-owned U.S. Subsidiary of the Borrower to the Borrower or to any other wholly-owned U.S. Subsidiary of the Borrower, which intercompany Indebtedness (i) shall be evidenced by one or more promissory notes in form and substance satisfactory to the Agents which have been duly executed and delivered to (and indorsed to the order of) the Administrative Agent in pledge pursuant to a Pledge Agreement, and (ii) shall not be forgiven or otherwise discharged for any consideration other than payment (Dollar for Dollar) in cash unless the Agents shall otherwise consent;

                  (i) Indebtedness incurred under the MWD Royalty Agreement;

                  (j) Indebtedness incurred by the Borrower (including the Borrower Senior Subordinated Debt) or its Subsidiaries (including any guarantees of the Borrower Senior Subordinated Debt) in connection with the Targeted Acquisitions, the GSI Acquisition, the AEI Acquisition and the Pathfinder Acquisition in form, substance and amount satisfactory to the Agents;

                  (k) other Indebtedness of the Borrower and its Subsidiaries in an aggregate amount at any time outstanding not to exceed $5,000,000; and

                  (l) Indebtedness which is Refinancing Debt of the Borrower or its Subsidiaries.

         The Parent will not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                  (m) the Parent Senior Subordinated Debt (provided, that during Fiscal Year 2000 the Parent will not issue additional Parent Senior Subordinated Debt in excess of $3,606,150);

                  (n) any guaranty of the Borrower Senior Subordinated Debt;

                  (o) the unsecured Indebtedness incurred pursuant to the Promissory Notes Issuance;

                  (p) Refinancing Debt in respect of the Parent Senior Subordinated Debt;

                  (q) unsecured Indebtedness in amount not to exceed $3,000,000 (used for the purposes of clause (ii) of the definition of Restricted Non-Operating Payments) less the aggregate amount of cash Restricted Payments made pursuant to Section 7.2.6 for such purpose; and

                  (r) Indebtedness as evidenced by the LC Promissory Note.

Notwithstanding the foregoing, no Indebtedness otherwise permitted by clause
(e), (g), (j) or (k) shall be permitted if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

         SECTION 7.2.3. Liens. The Borrower will not, and the Borrower and the Parent will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens securing payment of the Obligations or any Hedging Obligations owed to any Lenders or any Affiliate of any Lender, granted pursuant to any Loan Document;

                  (b) Until the Initial Closing Date, Liens securing payment of Indebtedness of the type permitted and described in clause (b) of
         Section 7.2.2 or which are listed on Item 7.2.2(b) of Schedule I to the Original Credit Agreement;

                  (c) Liens granted prior to the Initial Effective Date to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 7.2.2;

                  (d) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (e) of Section 7.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

                  (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (g) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (h) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

                  (i) any interest or title of a lessor secured by a lessor's interest under any lease permitted by this Agreement, or any leases or subleases granted to others not interfering in any material respect with the business of the Parent and its Subsidiaries to which the property subject to such lease or sublease relates;

                  (j) Liens securing Indebtedness of the type referred to in clause (l) or (g) (up to an amount of $5,000,000) or (i) of Section 7.2.2, provided, however, that such Liens do not spread to any other assets of the Parent, the Borrower or any of their respective Subsidiaries; and

                  (k) Liens granted to secure payment of other Indebtedness permitted under Section 7.2.2 in an aggregate amount at any time outstanding not to exceed $2,000,000.

         The Parent will not create, incur, assume or suffer to exist any lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (l) Liens permitted under clauses (a) and (e) above;

                  (m) Liens for the benefit of Wells Fargo in respect of cash deposits securing the Indebtedness set forth in Section 7.2.2(q).

         SECTION 7.2.4. Financial Covenants.

                  (a) Leverage Ratio. The Borrower and the Parent will not permit the Leverage Ratio as of the end of any Fiscal Quarter ending on or about any date set forth below or occurring during any period set forth below to be greater than the ratio set forth opposite such period:


                     Period                                    Leverage Ratio
---------------------------------------------------            --------------
Initial Closing Date through and including                         5.25:1
March 31, 1998

June 30, 1998                                                      5.00:1

September 30, 1998 through and including                           4.95:1
December 31, 1998

March 31, 1999 through and including                               5.75:1
June 30, 1999

September 30, 1999                                                 5.50:1

December 31, 1999 through and including                            5.50:1
September 30, 2000

December 31, 2000                                                  4.75:1

March 31, 2001 through and including                               4.50:1
September 30, 2001

December 31, 2001 through and including                            3.75:1
September 30, 2002

December 31, 2002 and thereafter                                   3.00:1

                  (b) Interest Coverage Ratio. The Borrower and the Parent will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter ending on or about any date set forth below or occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                              Interest Coverage
                          Period                                    Ratio
------------------------------------------------------        -----------------
Initial Closing Date through and including March                   1.75:1
31, 1998

June 30, 1998                                                      2.00:1

September 30, 1998 through and including                           2.00:1
December 31, 1998

March 31, 1999 through and including                               1.60:1
June 30, 1999

September 30, 1999                                                 1.70:1

December 31, 1999 through and including                            1.75:1
September 30, 2000

December 31, 2000 through and including                            2.00:1
September 30, 2001

December 31, 2001 through and including                            2.25:1
September 30, 2002

December 31, 2002 and thereafter                                   2.50:1

                  (c) Fixed Charge Coverage Ratio. The Borrower and the Parent will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter (commencing with the Fiscal Quarter ended December 31, 2000) to be less than the ratio of 1.00:1.

         SECTION 7.2.5. Investments. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a) Investments existing on the Initial Effective Date and identified in Item 7.2.5(a) of Schedule I to the Original Credit Agreement;

                  (b) Cash Equivalent Investments;

                  (c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2;

                  (d) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7;

                  (e) (w) the Targeted Acquisitions (including all fees and expenses relating thereto, but excluding the Integrity Warrants) in an aggregate amount not to exceed $20,000,000, (x) the GSI Acquisition (including all fees and expenses related thereto but excluding the GSI Warrant) in an aggregate amount not to exceed $10,500,000, (y) the AEI Acquisition (including all fees and expenses related thereto but excluding the AEI Warrant) in a net aggregate amount not to exceed $22,500,000 and (z) the Pathfinder Acquisition (including all reasonable fees and expenses related thereto) in a net aggregate amount not to exceed $40,000,000;

                  (f) in the ordinary course of business, Investments by the Borrower in any of its Subsidiaries, or by any such Subsidiary in any of its Subsidiaries, by way of contributions to capital;

                  (g) Investments in the form of loans to officers, directors and employees of the Borrower and its Subsidiaries for the sole purpose of purchasing the common stock of the Borrower in an aggregate amount at any time outstanding not to exceed $3,600,000;

                  (h) Investments made by the Borrower or any of its Subsidiaries in an aggregate amount not to exceed $10,000,000 (or $20,000,000, if the Leverage Ratio is less than 2.50:1 at the end of the four Fiscal Quarters immediately preceding such investment), which Investments shall result in the Borrower or the relevant Subsidiary acquiring (subject to Section 7.2.1) a majority controlling interest in the Person in which such Investment was made or increasing any such controlling interest maintained by it in any such Person (such Investments are collectively referred to as "Permitted Acquisitions"); and

                  (i) other Investments in an aggregate amount at any one time not to exceed $5,000,000;

provided, however, that

                  (j) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

                  (k) no Investment otherwise permitted under clauses (e) and
         (h) shall be permitted unless the Parent and the Borrower would be in pro forma compliance with the covenants set forth in Section 7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of such Investment; and

                  (l) no Investment otherwise permitted by clauses (c) (except as it relates to clause (e), (g), (j) or (k) of Section 7.2.2), (e),
         (g), (h) or (i), shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

         SECTION 7.2.6. Restricted Payments, etc. On and at all times after the Initial Effective Date:

                  (a) the Borrower will not, and the Parent will not permit the Borrower to, declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its Capital Stock or warrants to purchase its Capital Stock or splitups or reclassifications of its Capital Stock into additional or other shares of its Capital Stock) or apply, or permit any Subsidiary to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any Subsidiary to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower;

                  (b) the Borrower will not, and the Parent will not permit the Borrower to or permit any Subsidiary to

                           (i) make any payment or prepayment of principal of,
                  or make any payment of interest on, any Subordinated Debt on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Subordinated Debt, or which would violate the subordination provisions of such Subordinated Debt (provided, however, that (i) with respect to the Borrower Senior Subordinated Notes, the Borrower (A) shall (x) for the interest payment due thereon for the period ended March 31, 2000, only make such interest payment in the form of Borrower 2000 PIK Notes and (y) for the interest payment due thereon for the period ended September 30, 2000, only make such interest payment in the form of Borrower 2000 PIK Notes, unless the Parent consummates an Initial Public Offering resulting in gross proceeds of at least $50,000,000 prior to such date and (B) may pay up to an aggregate amount equal to $175,000 in fees to the holders of the Borrower Senior Subordinated Notes, and (ii) the aggregate amount of Borrower 2000 PIK Notes issued in Fiscal Year 2000 shall not exceed $5,071,500); or

                           (ii) make any Investment in, advances to or fee
                  payments to the Parent or its Affiliates (other than Subsidiaries of the Borrower); or

                           (iii) suffer to exist any Contingent Liabilities of
                  the Borrower in respect of Indebtedness of the Parent or its Affiliates; and

                  (c) the Borrower will not, and the Parent will not permit the Borrower to or permit any Subsidiary to, make any deposit for any of the foregoing purposes (the foregoing prohibited acts referred to in clauses (a), (b) and (c), together with Restricted Non-Operating Payments, Restricted Operating Payments, Restricted Tax Payments and Restricted Parent Payments, are collectively referred to as "Restricted Payments");

provided, however, that

                  (d) notwithstanding the provisions of clauses (a) and (b) above, the Borrower shall be permitted to make Restricted Payments to the Parent to the extent necessary to enable the Parent to make

                           (i) Restricted Operating Payments included in clause
                  (i) or (ii) of the definition of Restricted Operating Payments and Restricted Tax Payments,

                           (ii) Restricted Non-Operating Payments and Restricted
                  Operating Payments included in clauses (iii) and (iv) of the definition of Restricted Operating Payments, so long as no Default shall have occurred and be continuing (provided, that all such payments incurred in Fiscal Year 2000 shall accrue and remain unpaid until the consummation by the Parent of an Initial Public Offering resulting in gross cash proceeds of at least $50,000,000),

                           (iii) Restricted Parent Payments, so long as (A)
                  immediately both prior to and after giving effect to such Restricted Parent Payment, no Default under Section 8.1.1,
                  Section 8.1.3 (with respect to Section 7.2.6) or Section 8.1.9 shall have occurred and be continuing, (B) after giving effect to the making of such Restricted Parent Payment, the Borrower shall be in pro forma compliance with the covenants set forth in Section 7.2.4, 7.2.5 or 7.2.7 for the most recent full Fiscal Quarter immediately preceding the date of the payment of such Restricted Payment for which the relevant financial information has been delivered pursuant to clause (a) or clause (b) of Section 7.1.1, (C) after giving effect to the making of such Restricted Parent Payment, the Restricted Coverage Ratio shall be at least 1.2:1, and (D) an Authorized Officer of the Borrower shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including a calculation of the Borrower's compliance with the covenants set forth in Section 7.2.4) certifying as to the accuracy of clauses (d)(iii)(A), (d)(iii)(B) and (d)(iii)(C) above (provided, however, that the Borrower shall not make Restricted Parent Payments (x) for the interest payment due on the Parent Senior Subordinated Debt for the period ended March 31, 2000 or (y) for the interest payment due on the Parent Senior Subordinated Debt for the period ended September 30, 2000, unless the Parent comsummates an Initial Public Offering resulting in gross proceeds of at least $50,000,000 prior to such date), and

                           (iv) payments up to an aggregate amount equal to
                  $120,000 in fees to the holders of Parent Senior Subordinated Debt.

         SECTION 7.2.7. Capital Expenditures, etc. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, make or commit to make Capital Expenditures in any period, except Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such period:


                    Period                                               Amount
-----------------------------------------------                       -----------
Initial Closing Date through and including
September 30, 1997                                                    $ 3,000,000

twelve months ended September 30, 1998                                $21,500,000

twelve months ended December 31, 1999                                 $15,000,000

twelve months ended December 31, 2000                                 $20,000,000

twelve months ended December 31, 2001                                 $17,500,000

twelve months ended December 31, 2002                                 $17,500,000

twelve months ended December 31, 2003 and
each twelve month period thereafter                                   $20,000,000

provided, however, that to the extent the amount of Capital Expenditures permitted to be made in any period pursuant to this Section exceeds the aggregate amount of Capital Expenditures actually made during such period, up to 100% of such excess amount (except with respect to the period from the Initial Closing Date through September 30, 1997, such excess amount shall not exceed $1,000,000) may be carried forward to (but only to) the next succeeding period (any such amount to be certified by the Borrower to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of such period, and any such amount carried forward to a succeeding period shall be deemed to be used after the Borrower, the Parent and their respective Subsidiaries using the amount of Capital Expenditures permitted by this Section without giving effect to such carry-forward). Notwithstanding the above proviso, the permitted amount of Capital Expenditures for the twelve-month period ended December 31, 1999 shall be $15,000,000.

         SECTION 7.2.8. Consolidation, Merger, etc. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

                  (a) any such Subsidiary of the Borrower may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the surviving corporation in any such combination or merger) or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; and

                  (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person other than the Parent, or acquire such Person by merger, if permitted hereunder.

         SECTION 7.2.9. Asset Dispositions, etc. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and Capital Stock of their respective Subsidiaries) to any Person, unless

                  (a) such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business (including with respect to any "lost in the hole" assets or assets damaged beyond repair or not returned) or is permitted by Section 7.2.8; or

                  (b) (i) such sale, transfer, lease or other disposition is for fair market value and the consideration consists of not less than 80% in cash and Marketable Securities, (ii) the Net Disposition Proceeds received for such assets, together with the Net Disposition Proceeds of all other assets sold, transferred, leased, contributed or conveyed otherwise than in the ordinary course of business by the Borrower or any of its Subsidiaries pursuant to this clause since the Initial Effective Date, does not exceed $20,000,000, and (iii) except to the extent provided in the proviso to the definition of "Capital Expenditures", the Net Disposition Proceeds generated from such sale, transfer, lease or other disposition are applied as Net Disposition Proceeds to prepay the Loans or for reinvestment by the Borrower pursuant to the terms of Section 3.1.

         SECTION 7.2.10. Modification of Certain Agreements. The Borrower will not consent to any amendment, supplement or other modification adverse to the Lenders of any of the terms or provisions contained in, or applicable to, the TJC Management Consulting Fee Agreement, the TJC Transaction Advisory Agreement, any Recapitalization Document, any Senior Subordinated Debt Document, or any document or instrument evidencing or applicable to any Subordinated Debt, other than any amendment, supplement or other modification which extends the date or reduces the amount of any required repayment or redemption.

         SECTION 7.2.11. Transactions with Affiliates. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates, unless such arrangement or contract is fair and equitable to the Borrower, the Parent or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower, the Parent or such Subsidiary with a Person which is not one of its Affiliates; provided, however, that the Parent may enter into the TJC Management Consulting Fee Agreement and the TJC Transaction Advisory Agreement, the Parent Promissory Notes and the LC Promissory Notes as in effect on the date hereof.

         SECTION 7.2.12. Negative Pledges, Restrictive Agreements, etc. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document, the Parent Senior Subordinated Notes as in effect on the date hereof, the Borrower Senior Subordinated Debt Documents as in effect on the date hereof, and as to the assets financed with the proceeds of such Indebtedness any agreement governing any Indebtedness permitted either by clause (b) of Section
7.2.2 as in effect on the Initial Effective Date or by clause (e) or (g) of
Section 7.2.2) prohibiting

                  (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

                  (b) the ability of any Subsidiary of the Borrower to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

         SECTION 7.2.13. Sale and Leaseback. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by the Borrower, the Parent or any of their respective Subsidiaries of real or personal property having a fair market value of more than $500,000 in the aggregate at any time outstanding which has been or is to be sold or transferred by the Borrower, or Parent or any of their respective Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries.

         SECTION 7.2.14. Accounting Changes. The Borrower and the Parent will not, and will not permit any of their respective Subsidiaries to, change their respective Fiscal Years from the period of twelve consecutive calendar months ending on December 31.

         SECTION 7.2.15. Subsidiaries. The Parent shall not own any Capital Stock other than that of the Borrower.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

         SECTION 8.1.1. Non-Payment of Obligations. (a) The Borrower shall default in the payment or prepayment when due of any principal of any Loan, (b) the Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any interest on any Loan, (c) the Borrower or any other Obligor shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any fee, deposit or of any other Obligation, or (d) the Parent or any Subsidiary Guarantor shall default in the payment when due of any amounts under the Guaranty to which it is a party.

         SECTION 8.1.2. Breach of Warranty. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Agents or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

         SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance and observance of any of its obligations under Section 7.1.9, Section 7.1.10, Section 7.1.11, Section 7.1.12 or Section 7.2 or, if such default shall continue for 10 days, Section 7.1.4.

         SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. The Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Agent or any Lender.

         SECTION 8.1.5. Default on Other Indebtedness. A default shall occur (a) with respect to any Senior Subordinated Debt or (b) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $3,500,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         SECTION 8.1.6. Judgments. Any judgment or order for the payment of money in excess of $3,500,000 shall be rendered against the Borrower or any of its Subsidiaries or any other Obligor and either

                  (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

                  (b) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION 8.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan

                  (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $3,500,000; or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

         SECTION 8.1.8. Control of the Borrower. Any Change in Control shall occur.

         SECTION 8.1.9. Bankruptcy, Insolvency, etc. The Borrower or any of its Subsidiaries or any other Obligor shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                  (e) take any action authorizing, or in furtherance of, any of the foregoing.

         SECTION 8.1.10. Impairment of Security, etc. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto (with respect to property with a replacement cost individually or in the aggregate in excess of $1,000,000); the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document; the subordination provisions contained in the documents and instruments memorializing Subordinated Debt (including the Borrower Senior Subordinated Debt Documents and the Parent Senior Subordinated Debt Documents) shall, in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any holder of such Subordinated Debt or of any party to such documents or instruments; or any such holder or party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability of such subordination provisions.

         SECTION 8.1.11. Subordinated Debt. The Borrower, the Parent or any of their respective Subsidiaries shall:

                  (a) redeem, repurchase or defease any Subordinated Debt (other than a Permitted Redemption), whether or not such redemption, repurchase or defeasance was required by the terms of the documents and instruments memorializing such Subordinated Debt; or

                  (b) take any action authorizing, or in furtherance of, any such redemption, purchase or defeasance (including the providing of notice to any Person in anticipation of any such redemption, purchase or defeasance and the making of any deposit for the purpose of any such redemption, purchase or defeasance).

         SECTION 8.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur with respect to the Borrower or any Subsidiary or any other Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

         SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section
8.1.9 with respect to the Borrower or any Subsidiary or any other Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

                                   ARTICLE IX

                                   THE AGENTS

         SECTION 9.1. Actions. Each Lender hereby appoints DLJ as its Syndication Agent and as its Administrative Agent under and for purposes of this Agreement and each other Loan Document. Each Lender authorizes the Agents to act on behalf of such Lender under this Agreement and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which each Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agents, pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, any of the Agents in any way relating to or arising out of this Agreement and any other Loan Document, including reasonable attorneys' fees, and as to which any Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from such Agent's gross negligence or wilful misconduct. The Agents shall not be required to take any action hereunder, under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless they are indemnified hereunder to their satisfaction. If any indemnity in favor of any Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 9.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing or disbursement with respect to a Letter of Credit pursuant to Section 2.6.2 that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

         SECTION 9.3. Exculpation. None of the Agents nor any of their directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. The Agents shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agents believe to be genuine and to have been presented by a proper Person.

         SECTION 9.4. Successor. The Syndication Agent may resign upon one Business Day's notice to the Borrower and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

                  (a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

                  (b) Section 10.3 and Section 10.4 shall continue to inure to its benefit.

         SECTION 9.5. Loans or Letters of Credit Issued by the Issuer. The Administrative Agent shall have the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, (y) the Notes held by it or any of its Affiliates, and (z) its participating interests in the Letters of Credit as any other Lender and may exercise the same as if it were not the Administrative Agent. The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if the Administrative Agent were not the Administrative Agent hereunder.

         SECTION 9.6. Credit Decisions. Each Lender acknowledges that it has, independently of the Agents, the Lead Arranger and each other Lender, and based on such Lender's review of the financial information of the Parent, the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agents, the Lead Arranger and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

         SECTION 9.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

                  (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

                  (b) modify this Section 10.1 or clause (a) of Section 10.10, change the definition of "Required Lenders", increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in
         Article III, release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty (except pursuant to a disposition of such Subsidiary Guarantor in accordance with clause (b) of Section 7.2.9), release the Parent from its obligations under the Parent Guaranty or release all or substantially all of the collateral security (except as otherwise specifically provided in any Loan Document) or extend any Commitment Termination Date, shall be made without the consent of each Lender adversely affected thereby and each holder of a Note adversely affected thereby;

                  (c) extend the due date for, or reduce the amount of, any scheduled repayment of principal of or interest on or fees payable in respect of any Loan or any Reimbursement Obligations shall be made without the consent of the holder of that Note evidencing such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation;

                  (d) affect adversely the interests, rights or obligations of any Agent, Issuer or the Lead Arranger (in its capacity as Agent, Issuer or the Lead Arranger), unless consented to by such Agent, Issuer or the Lead Arranger, as the case may be; or

                  (e) amend, modify or waive the provisions of clause (a)(i) of
         Section 3.1.1 or clause (b) of Section 3.1.2 or effect any amendment, modification or waiver that by its terms adversely affects the rights of Lenders participating in any Tranche differently from those of Lenders participating in other Tranches, without the consent of the holders of the Notes evidencing at least 51% of the aggregate amount of Loans outstanding under the Tranche or Tranches affected by such modification, or, in the case of a modification affecting the Revolving Loan Commitment Amount or the Delayed Term Loan Commitment Amount, the Lenders holding at least 51% of the Revolving Loan Commitments or the Delayed Term Loan Commitments, as applicable.

No failure or delay on the part of any Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         For purposes of this Section 10.1, the Syndication Agent, in coordination with the Administrative Agent, shall have primary responsibility, together with the Borrower, in the negotiation, preparation, and documentation relating to any amendment, modification or waiver of this Agreement, any other Loan Document or any other agreement or document related hereto or thereto contemplated pursuant to this Section.

         SECTION 10.2. Notices. All notices and other communications provided to any party under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party (a) in the case of any Lender, to the Lender in care of the Administrative Agent at its address or facsimile number set forth on Schedule II hereto, (b) in the case of any Agent, at its address or facsimile number set forth on Schedule II hereto, and (c) in the case of Borrower, at its address or facsimile number set forth on
Schedule II hereto, or, in any case, at such address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (receipt acknowledged).

         SECTION 10.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of each of the Agents and the Lead Arranger (including the reasonable fees and out-of-pocket expenses of counsel to the Agents and of local counsel, if any, who may be retained by counsel to the Agents) in connection with

                  (a) the syndication by the Syndication Agent and the Lead Arranger of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

                  (b) the filing, recording, refiling or rerecording of each Mortgage, each Pledge Agreement and each Security Agreement and/or any UCC financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Mortgage, Pledge Agreement or Security Agreement; and

                  (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agents, the Issuer and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, the issuance of the Notes, the issuance of the Letters of Credit, or any other Loan Documents. The Borrower also agrees to reimburse the Agents, the Issuer and each

Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by such Agent, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION 10.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds each Agent, the Issuer, the Lead Arranger and each Lender and each of their respective officers, directors, partners, trustees, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or the use of any Letter of Credit;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to make any Credit Extension);

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Agent or such Lender is party thereto;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. Each Obligor and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, any Agent, the Lead Arranger or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or wilful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, such Obligor's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of such Obligor, to the extent permitted under applicable law, with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 10.5. Survival. (a) Notwithstanding the execution and delivery of this Agreement by the parties hereto, the obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 of the Existing Credit Agreement, and the obligations of the Lenders under Sections 4.8 and 9.1 of the Existing Credit Agreement, shall in each case survive the execution and delivery of this Agreement and the occurrence of the Fourth Amended and Restated Effective Date. The representations and warranties made by each Obligor in the Existing Credit Agreement and in each other Loan Document delivered in connection therewith shall survive the execution and delivery of this Agreement, each such other Loan Document and the occurrence of the Fourth Amended and Restated Effective Date.

         (b) The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6,
10.3 and 10.4, and the obligations of the Lenders under Sections 4.8 and 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 10.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 10.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 10.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Required Lenders (including Lenders holding at least 51% of the aggregate amount of each of the Revolving Loans and Existing Term F Loans) (or notice thereof satisfactory to the Agent) shall have been received by the Agents and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

         SECTION 10.9. Governing Law; Entire Agreement. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. Subject to Section 10.5(a), this Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                  (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of each of the Agents and all Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

         SECTION 10.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this Section 10.11.

         SECTION 10.11.1. Assignments. Any Lender,

                  (a) with the written consents of the Borrower, the Agents and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the Issuer and the Swing Line Lender (which consents shall not be unreasonably delayed or withheld and which consents of the Agents, the Issuer and the Swing Line Lender shall not be required in the case of assignments to or by DLJ or any of its Affiliates) may at any time assign and delegate to one or more commercial banks, funds which are regularly engaged in making, purchasing or investing in loans or securities or other financial institutions, and

                  (b) with notice to the Borrower, the Agents and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the Issuer, but without the consent of the Borrower, the Agents, the Issuer or the Swing Line Lender, may assign and delegate to any of its Affiliates, to any other Lender or to an Approved Fund of any Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans and participations in Letters of Credit, of a constant, and not a varying, percentage) in a minimum aggregate amount of $2,500,000; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in the penultimate paragraph of Section 4.6 and provided, further, however, that the Borrower, each other Obligor and the Agents shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agents by such Lender and such Assignee Lender,

                  (d) such Assignee Lender shall have executed and delivered to the Borrower and the Agents a Lender Assignment Agreement, accepted by the Agents, and

                  (e) the processing fees described below shall have been paid.

From and after the date that the Agents accept such Lender Assignment Agreement (and, if applicable, the information set forth therein is recorded in the Register), (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee

Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender (excluding any Agent) must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500; provided, that any assignments made by DLJ to any assignee of Additional Term F Loans pursuant to the primary syndication thereof shall not require payment of such processing fee. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void.

         Nothing contained in this Section 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans or participate in Letters of Credit or Letter of Credit Outstandings) under this Agreement and/or its Loans and/or its Notes hereunder (i) to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (ii) in the case of a Lender that is an investment fund, to its trustee in support of its obligations to its trustee, in either case without notice to or consent of the Borrower or the Agents; provided, however, that (A) such Lender shall remain a "Lender" under this Agreement and shall continue to be bound by the terms and conditions set forth in this Agreement and the other Loan Documents, and (B) any assignment by such trustee shall be subject to the provisions of this Section 10.11.1. No such pledge by any Lender shall be required to comply with the provisions of this Section 10.11.1, and no such pledge shall be null and void by reason of the failure to so comply.

         SECTION 10.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitments, participations in Letters of Credit and Letter of Credit Outstandings or other interests of such Lender hereunder; provided, however, that

                  (a) no participation contemplated in this Section 10.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                  (c) the Borrower and each other Obligor and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                  (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of
         Section 10.1, and

                  (e) the Borrower shall not be required to pay any amount under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that, subject to clause (e) above, each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a Lender.

         SECTION 10.11.3. Assignment of Registered Notes. A Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part pursuant to the terms of Section 10.11.1 and only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and the Registered Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Registered Note(s) evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated Assignee Lender, and the old Registered Note shall be returned by the Administrative Agent to the Borrower marked "canceled". Prior to the due presentment for registration of assignment or transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

         SECTION 10.12. Other Transactions. Nothing contained herein shall preclude any Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 10.13. Parent Guaranty.

         SECTION 10.13.1. Guaranty. The Parent hereby absolutely, unconditionally and irrevocably:

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)); and

                  (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty set forth in this Section 10.13.

The guaranty set forth in this Section 10.13 constitutes a guaranty of payment when due and not of collection, and the Parent specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the Parent under the guaranty set forth in this
Section 10.13.

         SECTION 10.13.2. Acceleration of Parent Guaranty. The Parent agrees that, in the event of the dissolution or insolvency of the Borrower, any other Obligor or the Parent, or the inability or failure of the Borrower, any other Obligor or the Parent to pay debts as they become due, or an assignment by the Borrower, any other Obligor or the Parent for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrower, any other Obligor or the Parent under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, the Parent agrees that it will pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty set forth in this Section 10.13 by the Parent if all such Obligations were then due and payable.

         SECTION 10.13.3. Guaranty Absolute, etc. The guaranty set forth in this
Section 10.13 shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full in cash, all obligations of the Parent under the guaranty set forth in this Section
10.13 shall have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. The Parent guarantees that the Obligations of the Borrower will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of the Parent under the guaranty set forth in this Section 10.13 shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of this Agreement or any other Loan Document;

                  (b) the failure of any Secured Party or any holder of any
         Note:

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including the Parent or any Subsidiary Guarantor)) under the provisions of this Agreement, any other Loan Document or otherwise; or

                           (ii) to exercise any right or remedy against any
                  other guarantor (including the Parent or any Subsidiary Guarantor) of, or collateral securing, any Obligations of the Borrower;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower, or any other extension, compromise or renewal of any Obligation of the Borrower;

                  (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Parent hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of the Borrower; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any surety or any guarantor.

         SECTION 10.13.4. Reinstatement, etc. The Parent agrees that the guaranty set forth in this Section 10.13 shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 10.13.5. Waiver, etc. The Parent hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower and the guaranty set forth in this Section 10.13 and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower.

         SECTION 10.13.6. Postponement of Subrogation, etc. The Parent agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty set forth in this Section 10.13, by any payment made under the guaranty set forth in this Section 10.13 or otherwise, until the prior payment in full in cash of all Obligations of the Borrower and each other Obligor, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to the Parent on account of any such subrogation rights prior to the payment in full in cash of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if:

                  (a) the Parent has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of the Borrower; and

                  (b) all Obligations of the Borrower and each other Obligor have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated;

each Secured Party and each holder of a Note agrees that, at the Parent's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to the Parent appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Parent of an interest in the Obligations of the Borrower resulting from such payment by the Parent. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, the Parent shall refrain from taking any action or commencing any proceeding against the Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty set forth in this
Section 10.13 to any Secured Party or any holder of a Note.

         SECTION 10.13.7. Successors, Transferees and Assigns; Transfers of Notes, etc. The guaranty set forth in this Section 10.13 shall:

                  (a) be binding upon the Parent, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including the guaranty set forth in this Section 10.13) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX.

         SECTION 10.14. Independence of Covenants. All covenants contained in this Agreement and each other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

         SECTION 10.15. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR

ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 10.16. Waiver of Jury Trial. THE AGENTS, THE ISSUER, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE ISSUER, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE ISSUER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

                                    Fourth Amended and Restated Credit Agreement


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                               PERF-O-LOG, INC.


                               By  /s/ JEFFREY TEPERA
                                   ---------------------------------------------
                                   Name:  Jeffrey L. Tepera
                                   Title: Vice President and Chief Financial
                                           Officer


                               W-H ENERGY SERVICES, INC.


                               By  /s/ JEFFREY TEPERA
                                   ---------------------------------------------
                                   Name:  Jeffrey L. Tepera
                                   Title: Vice President and Chief Financial
                                           Officer


                               DLJ CAPITAL FUNDING, INC.,
                               as Syndication Agent


                               By  /s/ DANA KLEIN
                                   ---------------------------------------------
                                   Name:  Dana F. Klein
                                   Title: Senior Vice President


                               BNY ASSET SOLUTIONS LLC,
                               as Administrative Agent


                               By  /s/ C. DAVID TURNER
                                   ---------------------------------------------
                                   Name:  C. David Turner
                                   Title: Senior Vice President

                                    Fourth Amended and Restated Credit Agreement


                               ARCHIMEDES FUNDING, L.L.C., as Lender

                               By: ING Capital Advisors, LLC, as Collateral
                                    Manager


                                   By  /s/ KURT WEGLIETNER
                                       -----------------------------------------
                                       Name:  Kurt Weglietner
                                       Title: Vice President and Portfolio
                                               Manager

                                    Fourth Amended and Restated Credit Agreement


                               ARCHIMEDES FUNDING II, LTD., as Lender

                               By: ING Capital Advisors, LLC, as Collateral
                                    Manager


                                   By  /s/ KURT WEGLIETNER
                                       -----------------------------------------
                                       Name:  Kurt Weglietner
                                       Title: Vice President and Portfolio
                                               Manager

                                    Fourth Amended and Restated Credit Agreement


                               THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P., as Lender

                               By: ING Capital Advisors, LLC, as Investment
                                    Advisor


                                   By  /s/ KURT WEGLIETNER
                                       -----------------------------------------
                                       Name:  Kurt Weglietner
                                       Title: Vice President and Portfolio
                                               Manager

                                    Fourth Amended and Restated Credit Agreement


                           FLEET NATIONAL BANK, f/k/a
                           BANKBOSTON, N.A., as Lender


                           By  /s/ PETER VAN DER HURST
                               ----------------------------------------
                               Name:  Peter van der Hurst
                               Title: Vice President

                                    Fourth Amended and Restated Credit Agreement


                            BHF (USA) CAPITAL CORPORATION,
                            as Lender


                            By  /s/ ERIC EMMERT
                                ----------------------------------------
                                Name:  Eric Emmert
                                Title: Associate

                            By  /s/ PERRY FORMAN
                                ----------------------------------------
                                Name:  Perry Forman
                                Title: Vice President

                                    Fourth Amended and Restated Credit Agreement



                           DLJ CAPITAL FUNDING, INC.,
                           as Lender


                           By  /s/ DANA F. KLIEN
                               ----------------------------------------
                               Name:  Dana F. Klien
                               Title: Senior Vice President

                                    Fourth Amended and Restated Credit Agreement


                                    FLEET CAPITAL CORPORATION, as Lender


                                    By  /s/ JOHN W. STANESCKI
                                        ----------------------------------------
                                        Name:  John W. Stanescki
                                        Title: Vice President

                                    Fourth Amended and Restated Credit Agreement


                           MERRILL LYNCH PRIME RATE PORTFOLIO, as
                           Lender

                           By: Merrill Lynch Asset Management, L.P.,
                           As Investment Advisor


                              By /s/ PAUL TRAVERS
                                 --------------------------------------
                                 Name:  Paul Travers
                                 Title: Authorized Signatory

                                    Fourth Amended and Restated Credit Agreement


                                 MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                 INC., as Lender


                                 By /s/ PAUL TRAVERS
                                    --------------------------------------------
                                    Name:  Paul Travers
                                    Title: Authorized Signatory


16876057

                                    Fourth Amended and Restated Credit Agreement


                                 ML CLO XII PILGRIM AMERICA (CAYMAN) LTD. (as assignee), as Lender

                                 By: PILGRIM INVESTMENTS, INC.,
                                     as its Investment Manager


                                     By /s/ CHARLES E. LEMIEUX
                                        ----------------------------------------
                                        Name:  Charles E. LeMieux
                                        Title: Assistant Vice President

                                    Fourth Amended and Restated Credit Agreement


                                PILGRIM PRIME RATE TRUST, as Lender

                                By: PILGRIM INVESTMENTS, INC.,
                                    as its Investment Manager


                                    By /s/ CHARLES F. LEMIEUX
                                       -----------------------------------------
                                       Name:  Charles F. LeMieux, CFA
                                       Title: Assistant Vice President

                                    Fourth Amended and Restated Credit Agreement


                             BALANCED HIGH-YIELD FUND I LTD., as Lender

                             By: BHF (USA) CAPITAL CORPORATION, as
                                 attorney-in-fact


                                 By /s/ PERRY FORMAN
                                    --------------------------------------------
                                    Name:  Perry Forman
                                    Title: Vice President


                                 By /s/ ERIC EMMERT
                                    --------------------------------------------
                                    Name:  Eric Emmert
                                    Title: Associate

                                    Fourth Amended and Restated Credit Agreement


                            CAPTIVA III FINANCE, LTD., as Lender

                            As Advised by Pacific Investment Management Company


                            By /s/ DAVID DYER
                               -------------------------------------------------
                               Name:  David Dyer
                               Title: Director

                                    Fourth Amended and Restated Credit Agreement


                            CYPRESSTREE INSTITUTIONAL FUND, LLC,
                            as Lender

                            By: CypressTree Investment Management Company, Inc., its Managing Member


                            By /s/ JEFFREY W. HEUER
                               -------------------------------------------------
                               Name:  Jeffrey W. Heuer
                               Title: Principal

                                    Fourth Amended and Restated Credit Agreement


                               DELANO COMPANY, as Lender

                               By: Pacific Investment Management Company, as its Investment Advisor

                               By: PIMCO Management Inc., a general partner


                               By /s/ RAYMOND KENNEDY
                                  ----------------------------------------------
                                  Name:  Raymond Kennedy
                                  Title: Senior Vice President

                                    Fourth Amended and Restated Credit Agreement


                              ROYALTON COMPANY, as Lender

                              By: Pacific Investment Management Company, as its Investment Advisor


                              By /s/ RAYMOND KENNEDY
                                 -----------------------------------------------
                                 Name:  Raymond Kennedy
                                 Title: Senior Vice President

                                    Fourth Amended and Restated Credit Agreement


                               MORGAN STANLEY SENIOR FUNDING, INC.,
                               as Lender



                               By /s/ KEVIN O'MALLEY
                                  ----------------------------------------------
                                  Name:  Kevin O'Malley
                                  Title: Vice President

                                    Fourth Amended and Restated Credit Agreement


                               CAPTIVA FINANCE LTD., as Lender



                               By /s/ JOHN H. CULLIHANE
                                  ----------------------------------------------
                                  Name:  John H. Cullihane
                                  Title: Director

                                    Fourth Amended and Restated Credit Agreement


                               KZH CYPRESSTREE-1 LLC, as Lender



                               By /s/ PETER CHIN
                                  ----------------------------------------------
                                  Name:  Peter Chin
                                  Title: Authorized Agent

                                    Fourth Amended and Restated Credit Agreement


                                KZH PAMCO LLC


                                By /s/ PETER CHIN
                                   ---------------------------------------------
                                   Name:  Peter chin
                                   Title: Authorized Agent

                                    Fourth Amended and Restated Credit Agreement


ACKNOWLEDGED and AGREED to
as of the day and year first above written:

AGRI-EMPRESA, INC.
AGRI-EMPRESA TRANSPORTATION, INC.
CHARLES HOLSTON, INC.
DRILL MOTOR SERVICES, INC.
DIAMOND WIRELINE SERVICES, INC.
GRINDING AND SIZING COMPANY, INC.
INTEGRITY SERVICES, INC.
STG TRANSPORTATION, INC.
THOMAS ENERGY SERVICES, INC.
WELL SAFE, INC.
PATHFINDER ENERGY SERVICES, INC.
DYNA-DRILL TECHNOLOGIES, INC.


By /s/ JEFFREY L. TEPERA
   ------------------------------------
   Name:  Jeffrey L. Tepera
   Title: Vice-President / C.F.O.

                                                                         ANNEX I

                              AMORTIZATION SCHEDULE

                               THE TERM A FACILITY



                                          SCHEDULED PRINCIPAL
  QUARTERLY PAYMENT DATE                       REPAYMENT
--------------------------                -------------------
December 31, 1997                         $           250,000
March 31, 1998                            $           250,000
June 30, 1998                             $           250,000
September 30, 1998                        $           250,000
December 31, 1998                         $           500,000
March 31, 1999                            $           500,000
June 30, 1999                             $           500,000
September 30, 1999                        $           500,000
December 31, 1999                         $           750,000
March 31, 2000                            $           750,000
June 30, 2000                             $           750,000
September 30, 2000                        $           750,000
December 31, 2000                         $         1,500,000
March 31, 2001                            $         1,500,000
June 30, 2001                             $         1,500,000
September 30, 2001                        $         1,500,000
December 31, 2001                         $         2,000,000
March 31, 2002                            $         2,000,000
June 30, 2002                             $         2,000,000
Stated Maturity Date                      $         2,000,000
                                          -------------------
Total                                     $        20,000,000
                                          ===================

                               THE TERM B FACILITY


                                          SCHEDULED PRINCIPAL
  QUARTERLY PAYMENT DATE                       REPAYMENT
--------------------------                -------------------
December 31, 1997                         $           100,000
March 31, 1998                            $           100,000
June 30, 1998                             $           100,000
September 30, 1998                        $           100,000
December 31, 1998                         $           100,000
March 31, 1999                            $           100,000
June 30, 1999                             $           100,000
September 30, 1999                        $           100,000
December 31, 1999                         $           100,000
March 31, 2000                            $           100,000
June 30, 2000                             $           100,000
September 30, 2000                        $           100,000
December 31, 2000                         $           100,000
March 31, 2001                            $           100,000
June 30, 2001                             $           100,000
September 30, 2001                        $           100,000
December 30, 2001                         $           100,000
March 31, 2002                            $           100,000
June 30, 2002                             $           100,000
September 30, 2002                        $           100,000
December 31, 2002                         $           100,000
March 31, 2003                            $           100,000
June 30, 2003                             $           100,000
Stated Maturity Date                      $        37,700,000
                                          -------------------
Total                                     $        40,000,000
                                          ===================

                           THE DELAYED TERM FACILITY*/


                                          SCHEDULED PRINCIPAL
  QUARTERLY PAYMENT DATE                       REPAYMENT
--------------------------                -------------------
March 31, 1998                            $            37,500
June 30, 1998                             $            37,500
September 30, 1998                        $            37,500
December 31, 1998                         $            37,500
March 31, 1999                            $            37,500
June 30, 1999                             $            37,500
September 30, 1999                        $            37,500
December 31, 1999                         $            37,500
March 31, 2000                            $            37,500
June 30, 2000                             $            37,500
September 30, 2000                        $            37,500
December 31, 2000                         $            37,500
March 31, 2001                            $            37,500
June 30, 2001                             $            37,500
September 30, 2001                        $            37,500
December 30, 2001                         $            37,500
March 31, 2002                            $            37,500
June 30, 2002                             $            37,500
September 30, 2002                        $            37,500
December 31, 2002                         $            37,500
March 31, 2003                            $            37,500
June 30, 2003                             $            37,500
Stated Maturity Date                      $        14,175,000
                                          -------------------
Total                                     $        15,000,000
                                          ===================

--------

*/ If the aggregate principal amount of Delayed Term Loans borrowed or prior to the Delayed Term Loan Commitment Termination Date (the "Original Delayed Term Loan Amount") is less than the Delayed Term Loan Commitment Amount as in effect on the Closing Date, then each amount (an "Amortization Amount") set forth above shall be revised to reflect an amount equal to the product of (a) such Amortization Amount multiplied by (b) the quotient of (i) the Original Delayed Term Loan Amount divided by (ii) the Delayed Term Loan Commitment Amount.

                               THE TERM C FACILITY


                                          SCHEDULED PRINCIPAL
  QUARTERLY PAYMENT DATE                       REPAYMENT
--------------------------                -------------------
June 30, 1998                             $            25,000
September 30, 1998                        $            25,000
December 31, 1998                         $            25,000
March 31, 1999                            $            25,000
June 30, 1999                             $            25,000
September 30, 1999                        $            25,000
December 31, 1999                         $            25,000
March 31, 2000                            $            25,000
June 30, 2000                             $            25,000
September 30, 2000                        $            25,000
December 31, 2000                         $            25,000
March 31, 2001                            $            25,000
June 30, 2001                             $            25,000
September 30, 2001                        $            25,000
December 30, 2001                         $            25,000
March 31, 2002                            $            25,000
June 30, 2002                             $            25,000
September 30, 2002                        $            25,000
December 31, 2002                         $            25,000
March 31, 2003                            $            25,000
June 30, 2003                             $            25,000
Stated Maturity Date                      $         9,475,000
                                          -------------------
Total                                     $        10,000,000
                                          ===================

                               THE TERM D FACILITY


                                          SCHEDULED PRINCIPAL
  QUARTERLY PAYMENT DATE                       REPAYMENT
--------------------------                -------------------
December 31, 1998                         $            62,500
March 31, 1999                            $            62,500
June 30, 1999                             $            62,500
September 30, 1999                        $            62,500
December 31, 1999                         $            62,500
March 31, 2000                            $            62,500
June 30, 2000                             $            62,500
September 30, 2000                        $            62,500
December 31, 2000                         $            62,500
March 31, 2001                            $            62,500
June 30, 2001                             $            62,500
September 30, 2001                        $            62,500
December 30, 2001                         $            62,500
March 31, 2002                            $            62,500
June 30, 2002                             $            62,500
September 30, 2002                        $            62,500
December 31, 2002                         $            62,500
March 31, 2003                            $            62,500
June 30, 2003                             $            62,500
September 30, 2003                        $            62,500
December 31, 2003                         $            62,500
March 31, 2004                            $            62,500
June 30, 2004                             $            62,500
September 30, 2004                        $            62,500
Stated Maturity Date                      $        23,500,000
                                          -------------------
Total                                     $        25,000,000
                                          ===================

                               THE TERM E FACILITY


                                          SCHEDULED PRINCIPAL
  QUARTERLY PAYMENT DATE                       REPAYMENT
--------------------------                -------------------
December 31, 1998                         $            25,000
March 31, 1999                            $            25,000
June 30, 1999                             $            25,000
September 30, 1999                        $            25,000
December 31, 1999                         $            25,000
March 31, 2000                            $            25,000
June 30, 2000                             $            25,000
September 30, 2000                        $            25,000
December 31, 2000                         $            25,000
March 31, 2001                            $            25,000
June 30, 2001                             $            25,000
September 30, 2001                        $            25,000
December 30, 2001                         $            25,000
March 31, 2002                            $            25,000
June 30, 2002                             $            25,000
September 30, 2002                        $            25,000
December 31, 2002                         $            25,000
March 31, 2003                            $            25,000
June 30, 2003                             $            25,000
September 30, 2003                        $            25,000
December 31, 2003                         $            25,000
March 31, 2004                            $            25,000
June 30, 2004                             $            25,000
September 30, 2004                        $            25,000
Stated Maturity Date                      $         9,400,000
                                          -------------------
Total                                     $        10,000,000
                                          ===================

                               THE TERM F FACILITY

                                          SCHEDULED PRINCIPAL
  QUARTERLY PAYMENT DATE                       REPAYMENT
--------------------------                -------------------
June 30, 1999                             $            37,500
September 30, 1999                        $            37,500
December 31, 1999                         $            37,500
March 31, 2000                            $            37,500
June 30, 2000                             $            83,750
September 30, 2000                        $            83,750
December 31, 2000                         $            83,750
March 31, 2001                            $            83,750
June 30, 2001                             $            83,750
September 30, 2001                        $            83,750
December 31, 2001                         $            83,750
March 31, 2002                            $            83,750
June 30, 2002                             $            83,750
September 30, 2002                        $            83,750
December 31, 2002                         $            83,750
March 31, 2003                            $            83,750
June 30, 2003                             $            83,750
September 30, 2003                        $            83,750
December 31, 2003                         $            83,750
March 31, 2004                            $            83,750
June 30, 2004                             $            83,750
September 30, 2004                        $            83,750
December 31, 2004                         $            83,750
March 31, 2005                            $            83,750
Stated Maturity Date                      $        31,675,000
                                          -------------------
Total                                     $        33,500,000
                                          ===================

                                                                      SCHEDULE I